SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.      )
Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material under Rule 14a-12

PSYCHIATRIC SOLUTIONS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT
CHANGE IN CONTROL TRANSACTION
INFORMATION CONCERNING SOLICITATION AND VOTING
PROPOSAL 1: ELECTION OF DIRECTORS
PROPOSAL 2: APPROVAL OF THE AMENDED AND RESTATED PSYCHIATRIC SOLUTIONS, INC. EQUITY INCENTIVE PLAN
PROPOSAL 3: APPROVAL OF THE AMENDED AND RESTATED PSYCHIATRIC SOLUTIONS, INC. OUTSIDE DIRECTORS’ NON-QUALIFIED STOCK OPTION PLAN
INDEPENDENT AUDITORS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EQUITY COMPENSATION PLAN INFORMATION
EXECUTIVE COMPENSATION
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
AUDIT COMMITTEE REPORT
COMPARATIVE PERFORMANCE GRAPH
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
GENERAL INFORMATION
APPENDIX A
Audit Committee Charter
APPENDIX B
Psychiatric Solutions, Inc. Equity Incentive Plan
APPENDIX C
Psychiatric Solutions, Inc. Outside Directors’ Stock Option Plan

PSYCHIATRIC SOLUTIONS, INC.

113 SEABOARD LANE
SUITE C-100
FRANKLIN, TENNESSEE 37067

April 11, 2003

TO OUR STOCKHOLDERS:

     You are cordially invited to attend the 2003 Annual Meeting of Stockholders of Psychiatric Solutions, Inc., to be held on Tuesday, May 6, 2003, at 10:00 a.m. (Central Daylight Time) at the Waller Lansden Dortch & Davis, PLLC Conference Center, 511 Union Street, Suite 2700, Nashville, Tennessee 37219. The following pages contain the formal notice of the Annual Meeting and the Company’s Proxy Statement which describe the specific business to be considered and voted upon at the Annual Meeting.

     It is important that your shares be represented at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please sign, date and return the enclosed proxy, which is being solicited by the Board of Directors, as soon as possible. If you attend the Annual Meeting, you may withdraw your proxy and vote your shares personally.

     We look forward to seeing you at the Annual Meeting.

Sincerely,

Joey A. Jacobs Chairman, President and Chief Executive Officer

Enclosures:
1. Notice of Annual Meeting
2. Proxy Statement
3. Proxy Card and Business Reply Envelope
4. Annual Report to Stockholders

YOUR VOTE IS IMPORTANT.

PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY
AND RETURN IT PROMPTLY IN THE ENCLOSED
POSTAGE-PAID ENVELOPE.

PSYCHIATRIC SOLUTIONS, INC.

113 SEABOARD LANE
SUITE C-100
FRANKLIN, TENNESSEE 37067

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held May 6, 2003

TO OUR STOCKHOLDERS:

     The 2003 Annual Meeting of Stockholders of Psychiatric Solutions, Inc. (the “Company”) will be held on Tuesday, May 6, 2003, at 10:00 a.m. (Central Daylight Time) at the Waller Lansden Dortch & Davis, PLLC Conference Center, 511 Union Street, Suite 2700, Nashville, Tennessee 37219, for the following purposes:

(1)	To elect two nominees as Class I directors;

(2)	To approve the Amended and Restated Psychiatric Solutions, Inc. Equity Incentive Plan;

(3)	To approve the Amended and Restated Psychiatric Solutions, Inc. Outside Directors’ Non-Qualified Stock Option Plan; and

(4)	To transact any other business that properly comes before the meeting or any adjournments or postponements thereof.

     The Board of Directors has fixed the close of business on March 21, 2003 as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting or any adjournments or postponements thereof.

     The enclosed Proxy Statement contains more information regarding matters to be voted on at the Annual Meeting. Please read the Proxy Statement carefully.

By order of the Board of Directors,

Joey A. Jacobs Chairman, President and Chief Executive Officer

Dated: April 11, 2003

IMPORTANT

     WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, TO ASSURE THE PRESENCE OF A QUORUM, PLEASE COMPLETE, DATE, SIGN AND MAIL THE ENCLOSED PROXY AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE. IF YOU ATTEND THE MEETING AND WISH TO VOTE YOUR SHARES PERSONALLY, YOU MAY DO SO AT ANY TIME BEFORE THE PROXY IS EXERCISED.

PSYCHIATRIC SOLUTIONS, INC.

113 SEABOARD LANE
SUITE C-100
FRANKLIN, TENNESSEE 37067

PROXY STATEMENT

     This Proxy Statement is furnished to the holders of common stock (“Common Stock”) of Psychiatric Solutions, Inc. in connection with the solicitation by our Board of Directors of proxies, to be voted at our Annual Meeting of Stockholders to be held at the Waller Lansden Dortch & Davis, PLLC Conference Center, 511 Union Street, Suite 2700, Nashville, Tennessee 37219, on Tuesday, May 6, 2003, at 10:00 a.m. (Central Daylight Time) for the purposes set forth in the accompanying notice, and at any adjournments or postponements thereof. This Proxy Statement and the accompanying proxy are first being mailed or given to stockholders on or about April 11, 2003.

CHANGE IN CONTROL TRANSACTION

     On August 5, 2002, pursuant to a definitive Merger Agreement dated May 6, 2002, PMR Acquisition Corporation, a newly formed, wholly-owned subsidiary of PMR Corporation, a publicly traded Delaware corporation, merged with and into Psychiatric Solutions, Inc., a Delaware corporation whose name, subsequent to the merger, was changed to Psychiatric Solutions Hospitals, Inc. (“PSH”). The surviving corporation in the merger was PSH, which became a wholly-owned subsidiary of PMR Corporation. In connection with the merger, PMR Corporation changed its name to Psychiatric Solutions, Inc. and, effective August 6, 2002, the shares of Psychiatric Solutions, Inc., formerly known as PMR Corporation, were approved for listing on the Nasdaq National Market under the ticker symbol “PSYS.”

     In exchange for each outstanding share of common stock, series A preferred stock and series B preferred stock in PSH, holders of PSH common stock, series A preferred stock and series B preferred stock received 0.115125, 0.246951 and 0.312864 shares, respectively, of newly-issued shares of Common Stock. Options to acquire PSH common stock were converted into options to purchase shares of Common Stock of the Company based on the Common Stock exchange ratio used in the merger. Existing warrants of PSH were either cancelled or converted into warrants to purchase Common Stock, such conversion being based on the applicable exchange ratio. After giving effect to the exercise of all outstanding options and warrants following the merger, the former PSH stockholders received approximately 72% of the Common Stock, thereby effecting a change in control of the Company. Because former PSH stockholders received a majority of the Common Stock, the merger was treated as a reverse acquisition, and PSH was considered the acquiror for accounting and financial reporting purposes.

     In this Proxy Statement, unless the context otherwise requires, the current company, Psychiatric Solutions, Inc. is referred to as “we,” “the Company,” or “Psychiatric Solutions” with respect to periods of time from the effective date of the merger to the date of this Proxy Statement; the surviving company in the merger, PSH, is referred to as “we,” “the Company,” or “Psychiatric Solutions” with respect to periods prior to the effective date of the merger. PMR Corporation, with respect to periods prior to the effective date of the merger, is referred to as “PMR.” All share numbers, purchase prices per share, and exercise prices relating to our securities are shown on a post-merger basis after adjusting such numbers and prices to reflect the exchange ratio in the merger. In this Proxy Statement, the above described merger is referred to as the “PMR Merger.”

INFORMATION CONCERNING SOLICITATION AND VOTING

Voting of Proxy

     If the enclosed proxy is properly executed and received prior to or at the Annual Meeting and not properly revoked, it will be voted in accordance with the instructions, if any, given by the stockholder, and if no instructions are given, it will be voted (a) FOR the election as directors of the nominees described in this Proxy Statement, (b) FOR approval of the Amended and Restated Psychiatric Solutions, Inc. Equity Plan and (c) FOR approval of the Amended and Restated Psychiatric Solutions, Inc. Outside Directors’ Non-Qualified Stock Option Plan. The persons named as proxies in the enclosed proxy were selected by the Company’s Board of Directors.

     Stockholders who sign proxies have the right to revoke them at any time before they are voted by delivering a written request to the Company or by submitting another proxy at a later date, and the giving of the proxy will not affect the right of a stockholder to attend the meeting and vote in person.

Record Date

     The close of business on March 21, 2003 has been fixed as the record date for the determination of stockholders entitled to vote at the meeting. As of such date, the Company had 54,000,000 authorized shares of Common Stock, of which 7,738,641 shares were outstanding and entitled to vote and 6,000,000 authorized shares of preferred stock. As of March 21, 2003, the Common Stock was our only outstanding class of voting stock.

Quorum and Voting Requirements

     A majority of the shares of Common Stock entitled to vote, represented in person or by proxy, is required to constitute a quorum. If a quorum is not present at the time of the Annual Meeting, the stockholders entitled to vote, present in person or represented by proxy, shall have the power to adjourn the Annual Meeting until a quorum shall be present or represented by proxy. The Annual Meeting may be adjourned from time to time, whether or not a quorum is present, by the affirmative vote of a majority of the votes present and entitled to be cast at the Annual Meeting, by the officer of the Company presiding over the Annual Meeting, or by the Board of Directors.

     Directors shall be elected by a plurality of votes of the shares of Common Stock present, in person or by proxy, and entitled to vote at the Annual Meeting, if a quorum is present. Abstentions and broker non-votes will be counted for purposes of determining the presence of a quorum at the Annual Meeting but will not have the effect of voting in opposition to a director.

     All matters other than the election of directors shall be determined based upon the vote of the majority of shares of Common Stock present, in person or by proxy, and entitled to vote at the Annual Meeting, if a quorum is present. Abstentions will have the effect of a vote against such proposals. If a broker does not receive voting instructions from the beneficial owner of shares on a particular matter and indicates on the proxy that it does not have discretionary authority to vote on that matter, those shares may not be voted on that matter and will not be counted in determining the number of shares necessary for approval.

Miscellaneous

     The Company will bear the cost of printing, mailing and other expenses in connection with this solicitation of proxies and will also reimburse brokers and other persons holding shares of Common Stock in their names or in the names of nominees for their expenses in forwarding this proxy material to the beneficial owners of such shares. Certain of the directors, officers and employees of the Company may, without any additional compensation, solicit proxies in person or by telephone.

     Management of the Company is not aware of any matters other than those described in this Proxy Statement which may be presented for action at the Annual Meeting. If any other matters properly come before the meeting, it is intended that the proxies will be voted with respect thereto in accordance with the judgment of the person or persons voting such proxies subject to the direction of the Board of Directors.

PROPOSAL 1: ELECTION OF DIRECTORS

Introduction

     On March 25, 2003, the Board of Directors increased the number of members of the Board of Directors from seven to eight and, in connection with the issuance of the Company’s Series A Preferred Stock to Oak Investment Partners, appointed Ann H. Lamont as a director to serve until the 2003 Annual Meeting of Stockholders. Ms. Lamont is a general partner of Oak Investment Partners. In connection with the PMR Merger, PMR designated Charles C. McGettigan and Mark P. Clein, former directors of PMR, as directors of the Company. Psychiatric Solutions designated Christopher Grant, Jr., Joey A. Jacobs, Edward K. Wissing and David S. Heer, former directors of Psychiatric Solutions, as directors of the Company. On June 28, 2002, Joseph P. Donlan was appointed as a director in connection with the Company’s issuance of senior subordinated notes to The 1818 Mezzanine Fund, L.P. (the “1818 Fund”), which is managed by Brown Brothers Harriman & Co. Mr. Donlan serves as managing director of Brown Brothers Harriman & Co. and co-manager of the 1818 Fund.

     The Company’s certificate of incorporation provides that the Board of Directors shall be divided into three classes of as nearly equal size as possible. Approximately one-third of the directors are elected each year. The terms of the Company’s Class I directors expire at the 2003 Annual Meeting.

     The Board of Directors has nominated the two individuals named below under the caption “Class I Nominees” for election as directors to serve until the annual meeting of stockholders in 2006 or until their successors have been elected. Each nominee has consented to be a candidate and to serve, if elected.

Required Vote

     Directors are elected by a plurality of the votes cast by the shares of Common Stock entitled to vote in the election at a meeting at which a quorum is present. The Company’s certificate of incorporation does not provide for cumulative voting and, accordingly, the stockholders do not have cumulative voting rights with respect to the election of directors. Consequently, each stockholder may cast one vote per share of Common Stock held of record for each nominee. Unless a proxy specifies otherwise, the persons named in the proxy will vote the shares covered thereby FOR the nominees designated by the Board of Directors listed below.

     The following table shows the names, ages, principal occupations and other directorships of each of the nominees designated by the Board of Directors to become directors and the year in which each nominee was first elected to the Board of Directors of Psychiatric Solutions.

		Principal Occupation/	Director
Name	Age	Other Directorships	Since

Class I Nominees – Term Expiring in 2006
Christopher Grant, Jr.	48	President, Salix Management Corporation, manager of venture capital partnerships Salix Ventures, L.P., Salix Ventures II, L.P. and Salix Affiliates II, L.P	1997
Ann H. Lamont	46	General Partner, Oak Investment Partners, a venture capital firm	2003

Continuing Directors

     The persons named below will continue to serve as directors until the annual meeting of stockholders in the year indicated or until their successors are elected and take office. Stockholders are not voting on the election of the Class II and Class III directors. The following table shows the names, ages, principal occupations and other directorships of each continuing director and the year in which each was first elected to the Board of Directors.

		Principal Occupation/	Director
Name	Age	Other Directorships	Since

Class II – Term Expiring in 2004
Mark P. Clein	43	Partner, LCI Partners, a consulting and investment firm, since January 2003; previously Executive Vice President and Chief Financial Officer, US Bioservices Corporation, a pharmacy company, from May 2002 to January 2003; previously Chief Executive Officer, PMR Corporation, from May 1999 to May 2002; previously Executive Vice President and Chief Financial Officer, PMR Corporation, from May 1996 to May 1999	2002
Joseph P. Donlan	56	Managing Director, Brown Brothers Harriman & Co., a private equity fund, and co–manager of its 1818 Mezzanine Fund, L.P. and 1818 Mezzanine Fund II, L.P.; other directorships include American Tire Distributors, Inc.	2002
Class III — Term Expiring in 2005
Joey A. Jacobs	49	President and Chief Executive Officer, Psychiatric Solutions, Inc.; Chairman, Psychiatric Solutions, Inc. since August 2002	1997
Edward K. Wissing	65	Chairman of the Board, Pediatric Services of America, Inc., a home healthcare company, since December 2002, director since 2001; previously President, Chief Executive Officer and director, American HomePatient, Inc., a national provider of home health care products and services, from May 1984 until May 1998; other directorships include CareCentric, Inc.	1997
David S. Heer	43	Managing Director, Acacia Venture Partners, a venture capital firm	1999

     Each of the nominees and continuing directors has had the principal occupation indicated for more than five years, unless otherwise indicated.

Meetings of the Board of Directors and Committees

     During 2002, the Board of Directors of Psychiatric Solutions held a total of 16 meetings, and the Board of Directors of PMR held a total of six meetings. Each director attended at least 75% of the meetings of the Board and committees of the Board on which such director served.

     The Board of Directors has established two standing committees: a Compensation Committee and an Audit Committee as described below. All committee members are non-employee, independent directors except Joey A. Jacobs, the Chairman of the Board, President and Chief Executive Officer of the Company. The Board of Directors determined in its business judgment that because of Mr. Jacobs’ experience as a member of our Board of Directors and senior management, Mr. Jacobs’ membership on the Compensation Committee is required by our best interests and the best interests of our stockholders. The Company’s Board of Directors has no standing corporate governance or nominating committee. Edward K. Wissing serves as Chairman of the Company’s Compliance Committee, which is otherwise comprised of employees of the Company. The Compliance Committee oversees the Company’s Code of Ethics that applies to all employees, including the Company’s Chief Executive Officer and Chief Accounting Officer.

Compensation Committee

     The Board of Directors has appointed a Compensation Committee to evaluate the performance of the Company’s officers, review and approve officers’ compensation, formulate bonuses for management and administer the Company’s equity compensation plans. The Compensation Committee is comprised of Messrs. Jacobs, Grant and Heer and Ms. Lamont. During 2002, the Compensation Committee of Psychiatric Solutions held four meetings. The Compensation Committee of PMR was comprised of Eugene D. Hill and Richard A. Niglio, non-employee directors of PMR, and held no meetings during 2002.

Audit Committee

     The Board of Directors has appointed an Audit Committee to assist the Board in fulfilling its oversight responsibilities for the Company’s financial reports, systems of internal controls for financial reporting and accounting policies, procedures and practices. The primary responsibilities and duties of the Audit Committee are as follows:

•	Review and reassess the adequacy of the Audit Committee Charter adopted by the Board of Directors, a copy of which is attached as Appendix A to this Proxy Statement, and recommend proposed changes to the Board.

•	Hire, evaluate and, when appropriate, replace the Company’s independent auditor, whose duty it is to audit the books and accounts of the Company and its subsidiaries for the fiscal year in which it is appointed.

•	Review and oversee the Company’s internal reporting and controls and compliance programs.

•	Review and discuss with management and the independent auditor the audited financial statements to be included in the Company’s Annual Report on Form 10-K and the selection, application and disclosure of critical accounting policies used in such financial statements.

     The Audit Committee is currently comprised of Messrs. Grant, McGettigan and Wissing, each of whom the Board of Directors has determined to be “independent” as required by the listing standards of Nasdaq. The Audit Committee of Psychiatric Solutions held three meetings during 2002.

     The Audit Committee of PMR was comprised of Mr. McGettigan, Eugene D. Hill, III and Richard A. Niglio, non-employee directors of PMR, and held no meetings during 2002.

Compensation of Directors

     Directors who are employees of the Company receive no additional compensation for their services as directors. Each non-employee director receives:

•	A meeting fee of $2,000 for each Board or committee meeting attended in person and $1,000 for each such telephonic meeting (but only one fee in the event that more than one such meeting is held on a single day);

•	An annual grant of an option to purchase 4,000 shares of Company Common Stock; and

•	Reimbursement for necessary travel expenses incurred in attending such meetings.

     In addition, the Board member serving as Chairman of the Audit Committee receives $2,000 per month, the Board member serving as Chairman of the Compensation Committee receives $1,000 per month, and the Board member serving as Chairman of the Company’s Compliance Committee receives $2,000 per month.

     As discussed above, each non-employee director of the Company receives annual stock option grants under the PMR Corporation Outside Directors’ Non-Qualified Stock Option Plan of 1992 (the “Outside Directors’ Plan”), which was assumed by the Company in connection with the PMR Merger. Only non-employee directors of the Company are eligible to receive options under the Outside Directors’ Plan. Options granted under the Outside Directors’ Plan are intended by the Company not to qualify as incentive stock options under the Internal Revenue Code of 1986, as amended (the “Code”).

     Option grants under the Outside Directors’ Plan are non-discretionary. As of the date of the regular meeting of the Company’s Board of Directors closest to the Company’s annual meeting of stockholders each year, each member of the Company’s Board who is not an employee of the Company is automatically granted under the Outside Directors’ Plan, without further action by the Company, the Board or the stockholders of the Company, an option to purchase 4,000 shares of Common Stock of the Company. The Board may also grant options at any other time under the Outside Directors’ Plan. The exercise price of options granted under the Outside Directors’ Plan must be at least 100% of the fair market value of the Company Common Stock subject to the option on the date of the option grant. Options granted under the Outside Directors’ Plan are immediately exercisable as to 30% of the option shares and the remaining 70% of the option shares become exercisable in equal installments on each of the first, second and third anniversary of the option grant date. In the event of certain mergers of the Company with or into another corporation or certain other consolidations, acquisitions of assets or other change-in-control transactions involving the Company, the vesting period of each option will accelerate.

     On November 6, 2002, the Board granted an option to purchase 4,000 shares of Common Stock to each of Messrs. Clein, Donlan, Grant, Heer, McGettigan and Wissing at an exercise price of $5.24 per share (the fair market value based on the closing sales price reported on the Nasdaq National Market on that date).

     As of February 28, 2003, non-employee directors had received options to purchase an aggregate of 61,831 shares of Common Stock of the Company. Additionally, former non-employee directors of PMR, excluding Messrs. Clein and McGettigan, had received options prior to the PMR Merger to purchase an aggregate of 45,917 shares of Common Stock of the Company.

     Each director of the Company is a party to an Indemnification Agreement with the Company pursuant to which the Company has agreed to indemnify and advance expenses to such director in connection with his or her service as a director, officer or agent of the Company, to the fullest extent permitted by law and as set forth in each such agreement and, to the extent applicable, to maintain insurance coverage for each such director under the Company’s policies of directors and officers’ liability insurance.

The Board of Directors recommends that the stockholders vote FOR each of the Class I nominees.

PROPOSAL 2: APPROVAL OF THE AMENDED AND RESTATED
PSYCHIATRIC SOLUTIONS, INC. EQUITY INCENTIVE PLAN

     The Company’s Board of Directors has adopted and is hereby proposing to the stockholders an amendment and restatement of the Company’s Equity Incentive Plan (the “Plan”). As further described below, the primary purposes of this amendment are to (i) increase the number of shares of Common Stock subject to grant under the Plan, (ii) restrict the number of shares of Common Stock that can be granted to any individual pursuant to stock options in a calendar year, (iii) modify the methods of payment for the exercise of stock options, (iv) remove automatic vesting of Awards upon a change in control, and (v) extend the term of the Plan indefinitely. In general, these amendments will apply to grants of Awards made on or after the adoption of the amendments. These amendments are separately explained below. These descriptions and explanations are qualified in their entirety by reference to the full text of the amended and restated Plan, which is attached hereto as Appendix B.

Description of the Amendment to the Plan

     The Plan permits awards of (i) “incentive stock options” (“ISOs”) described in Section 422 of the Code, (ii) non-qualified stock options that are not qualified as ISOs under the Code (“NQSOs”), and (iii) Common Stock that is subject to restrictions on transfer and/or risk of forfeiture (“Restricted Stock”) (collectively, “Awards”). The Plan is administered by the Compensation Committee of the Board of Directors (the “Committee”) and was designed to comply with Rule 16b-3 under the Securities Exchange Act of 1934, as amended (“Rule 16b-3”).

Explanation of Changes

     The material terms of the changes effected by the amendment and restatement of the Plan are as follows:

     Increase in Shares. Prior to the amendment and restatement of the Plan, 1,333,333 shares of Common Stock had been reserved for issuance thereunder, of which 1,296,151 shares are either subject to outstanding awards or have been issued pursuant to the Plan as of March 25, 2003. Under the amendment to the Plan, an additional 900,000 shares of Common Stock will be available for issuance. Without this increase, the Company would be extremely limited in its ability to offer Awards. The Board of Directors believes that Awards are an essential part of the Company’s compensation program and provide meaningful inducements to employees to contribute to the Company’s growth and financial performance. The Plan has been a useful tool in achieving the Company’s business development goals by helping to attract and retain highly qualified employees. The Company believes that continuation of Awards is necessary in the current economic environment to attract and retain qualified individuals.

     Limit on Individual Awards. No employee of the Company or its subsidiaries may receive stock options with respect to more than 500,000 shares of Common Stock during any year. Section 162(m) of the Code limits the ability of the Company to deduct compensation expenses on payments to certain officers. This limit does not apply to stock options that qualify as “performance-based compensation” under Section 162(m). An annual share limit is required for compensation realized upon exercise of ISOs and NQSOs to qualify as performance-based compensation.

     Option Payment Methods. Prior to the amendment, the Plan allowed for the exercise of ISOs and NQSOs through a deferred payment arrangement. The Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) prohibits loan arrangements between the Company and certain key management. This prohibition also applies to the exercise of stock options with deferred payments. To avoid violation of the Sarbanes-Oxley Act, the amended Plan limits the payment methods to cash or, with the approval of the Committee, the pledge of shares and a loan through a broker, actual or constructive delivery of stock, or other consideration acceptable to the Committee.

     Removal of Automatic Vesting. Prior to the amendment, some Awards would become fully vested if the Company were to experience a change in corporate control. This automatic vesting is removed from the Plan for future Award grants. This modification will allow the Committee the flexibility to determine for each individual option grant whether it is appropriate to allow automatic vesting upon certain events, such as death, disability or a change in control.

     Termination of Plan. Prior to the amendment, the Plan could be terminated in the discretion of the Board of Directors and, in any event, would automatically terminate on October 6, 2008. The amended Plan has no set termination date except that the Common Stock that is available for Awards and is approved by stockholders under this proposal cannot be used for purposes of granting ISOs after March 24, 2013. Otherwise, the Plan will continue until the Board of Directors terminates it. The ten-year period is necessitated by Section 422 of the Code so that options can qualify as ISOs. However, this Code provision does not require termination of the Plan. The Company believes that this change is an important enhancement to the administration of the Plan.

General Description of the Amended and Restated Plan

     The purpose of the Plan is to provide a performance incentive to employees and others who perform services that enhance the value of stockholders’ equity. The Committee is authorized to administer the Plan and to grant Awards to Company employees and to certain others who provide significant services to the Company. The Plan provides for the award of ISOs, NQSOs and Restricted Stock. All employees of the Company and its subsidiaries and, in the case of awards other than ISOs, any consultant or independent contractor providing services to the Company or a subsidiary, are eligible for Awards under the Plan. ISOs may be granted only to employees of the Company and its subsidiaries. As of February 28, 2003, the Company employed approximately 1,680 people. The Plan will continue indefinitely until terminated by the Board of Directors.

     The Committee determines which individuals are to receive awards under the Plan, the type of award to be granted (i.e., ISOs, NQSOs or Restricted Stock) and the exercise prices and vesting dates of each Award. The exercise price of ISOs may not be less than 100% of the fair market value of the Common Stock on the date of grant (110% for individuals who own more than 10% of the total outstanding Common Stock). These and other terms are set forth in a written agreement between the Company and the individual receiving the Award. The aggregate fair market value of Common Stock with regard to which ISOs are exercisable by an individual for the first time during any calendar year may not exceed $100,000. No Award shall be exercisable after the expiration of ten years from the date it is granted (five years for ISOs granted to individuals who own more than 10% of the total outstanding shares of Common Stock).

     The Company currently has options outstanding to purchase 832,418 shares of Common Stock under the Plan. The exercise price under which options have been granted has been the fair market value of the Company’s Common Stock on the date of grant. To date, no Restricted Stock has been awarded. Based upon the closing sale price of the Common Stock on March 25, 2003, the aggregate market value of the 832,418 shares of Common Stock underlying outstanding options granted pursuant to the Plan was approximately $6,026,706.

     The amount of any Award under the Plan is subject to the discretion of the Committee and, therefore, cannot be determined in advance. Similarly, the dollar value of such Awards cannot be determined prior to their grant. As of March 25, 2003, 17 employees of the Company, excluding executive officers, had received options to purchase an aggregate of 60,637 shares of Common Stock and five executive officers had received options to purchase an aggregate of 547,378 shares of Common Stock under the Plan. Additionally, former executive officers of PMR had received options to purchase an aggregate of 222,737 shares of Common Stock, and one former consultant of PMR had received options to purchase 1,666 shares of Common Stock under the Plan.

Amendment and Termination of the Plan

     The Board of Directors may amend or terminate the Plan at any time and for any reason. No amendment that would have a material adverse effect on the rights of a participant under an outstanding Award will be effective without the participant’s consent. In addition, stockholder approval is required for any amendment that increases the aggregate number of shares of Common Stock that may be issued under ISOs or changes the employees eligible to receive ISOs or that increases the period during which ISOs may be granted or exercised.

Federal Income Tax Consequences

     Tax consequences to the Company and to individuals receiving Awards will vary with the type of Award. Generally, a participant will not recognize income, and the Company is not entitled to take a deduction, upon the grant of an ISO, NQSO or Restricted Stock under the Plan. An individual who exercises an ISO will not recognize income on its exercise. If he or she does not sell the shares of Common Stock acquired thereby for at least two years after the date of grant and one year after exercising the ISO, any gain or loss on the sale of the Common Stock will be subject to capital gains treatment. The exercise price of the ISO is the basis for purposes of determining capital gains.

     An individual who disposes of the Common Stock before the holding periods described above are satisfied will have engaged in a “disqualifying disposition” and will recognize ordinary compensation income on the difference between the exercise price of the ISO and the fair market value of the Common Stock at the time the ISO was exercised. The individual’s basis in the Common Stock after a disqualifying disposition is its fair market value at the time of exercise. The individual will also be subject to tax on capital gain, if any, upon the sale of the Common Stock on the amount realized in excess of the basis.

     Generally, the Company is not entitled to a tax deduction upon the grant of an option or the exercise of an ISO under the Plan. However, if the individual engaged in a disqualifying disposition, the Company may take a tax deduction for the amount of ordinary income recognized by the individual.

     Upon exercise of a NQSO, the individual recognizes ordinary income on the difference between the fair market value of the Common Stock and the exercise price paid under the NQSO. Unless an individual makes an election under Section 83(b) of the Code to be taxed at the time of grant, he or she will recognize ordinary income on the fair market value of the Common Stock at the time shares of Restricted Stock become vested. In either case, the Company is generally entitled to deduct the amount recognized by the individual for tax purposes. The individual is also subject to capital gains treatment on the subsequent sale of the Common Stock acquired through an Award. For this purpose, the individual’s basis in the Common Stock is its fair market value at the time the NQSO is exercised or the Restricted Stock is vested (or transferred, if an election under Section 83(b) is made).

Registration Under the Securities Act of 1933

     The Company intends to register the additional shares of Common Stock authorized for issuance under the Plan under the Securities Act of 1933 on a Registration Statement on Form S-8 as soon as practicable after approval of amendment and restatement of the Plan by the stockholders of the Company.

Required Vote

     Approval of the amendment and restatement of the Plan requires the affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting.

The Board of Directors recommends that the stockholders vote FOR approval of the Amended and Restated Psychiatric Solutions, Inc. Equity Incentive Plan.

PROPOSAL 3: APPROVAL OF THE AMENDED AND RESTATED
PSYCHIATRIC SOLUTIONS, INC. OUTSIDE DIRECTORS’ NON-QUALIFIED STOCK OPTION PLAN

     The Company’s Board of Directors has adopted and is hereby proposing to the stockholders an amendment and restatement of the Company’s Outside Directors’ Stock Option Plan (the “Directors Plan”). As further described below, the primary purposes of this amendment are to (i) modify the definition of “Change in Control,” (ii) limit the vesting of options in order to avoid golden parachute excise taxes, (iii) remove all discretion of the Committee for the number of shares of Common Stock subject to options granted under the Directors Plan and the exercise price of such options, and (iv) modify the methods of payment for the exercise of options. In general, these amendments will apply to option grants made on or after the adoption of the amendments. These amendments are separately explained below. These descriptions and explanations are qualified in their entirety by reference to the full text of the amended and restated Directors Plan, which is attached hereto as Appendix C.

Explanation of Changes

     The material terms of the changes effected by the amendment and restatement of the Directors Plan are as follows:

     Definition of “Change in Control.” Prior to the amendment, a change in ownership of as little as 30% could constitute a “change in control” and result in the vesting of options under the Directors Plan. The Company believes that 30% is too low a threshold and that certain non-change in control events, such as the acquisition of a smaller company, could inadvertently result in a change in control. Therefore, the amended and restated Directors Plan raises the change in control threshold to 50%.

     Vesting Limitation. Prior to the amendment, options would become fully vested if the Company were to experience a change in corporate control. This vesting feature is modified so that options will be only partially vested in situations in which an individual would realize less net income under the option after payment of “golden parachute” excise taxes under Section 4999 of the Code. Without this modification, individuals who become liable for excise taxes under Section 4999 on the occurrence of a change in corporate control may realize less net after-tax income and the Company would lose the ability to deduct these payments from its income pursuant to Section 280G of the Code. This change is primarily a matter of tax planning and is necessary to minimize the potentially negative tax impact on both the Company and the individual in the event that the Company undergoes a change in corporate control.

     Removal of Option Discretion. Prior to the amendment, the Directors Plan allowed the Committee to change the number of shares and exercise price of the annual option grant. The amended Directors Plan removes this discretion so that the Committee, which is made up of Board members, does not have the discretion to change the option grants under the Plan. Under the amendment, each non-employee Director will automatically receive an option to purchase 4,000 shares of Stock at the fair market value at the date of grant. The Company believes that this change is an important simplification of the administration of the Directors Plan.

     Option Payment Methods. Prior to the amendment, the Directors Plan allowed for the exercise of options through a deferred payment arrangement. The Sarbanes-Oxley Act of 2002 prohibits loan arrangements between the Company and directors. This prohibition also applies to the exercise of stock options with deferred payments. To avoid violation of the Sarbanes-Oxley Act, the amended Directors Plan now requires the approval of the Committee if payment is in a form other that cash, such as the pledge of shares and a loan through a broker, actual or constructive delivery of stock, or other consideration acceptable to the Committee.

Description of Directors Plan

     The Directors Plan is administered by the Compensation Committee. Under the Directors Plan, options to purchase 4,000 shares of Common Stock are awarded pursuant to an automatic formula to all non-employee directors of the Company serving at the annual meeting of the Board. The exercise price of any option will be the fair market value of Common Stock on the date the option is granted, and each option will be exercisable with respect to 25% of the shares of Common Stock subject to the option at the time of grant, and an additional 25% each year thereafter for three years. Options will expire the earlier of five years from the date of grant or three months after the date on which the participant ceases to be a director (one year after death or disability).

     All options granted under the Directors Plan become fully vested upon a change in the corporate control of the Company, subject to the golden parachute vesting limitation described above. The Board may amend or terminate the Directors Plan in its discretion, except that no amendment will become effective without approval of the Company’s stockholders if such approval is necessary for any Nasdaq National Market trading requirements. The Directors Plan will continue indefinitely until it is terminated by the Board.

     As of March 25, 2003, there were options outstanding to purchase 107,748 shares of Common Stock under the Directors Plan. The exercise price of these options is the fair market value of the Company’s Common Stock on the date of grant. Based on the closing sale price of the Common Stock on March 25, 2003, the aggregate market value of the 107,748 shares of Common Stock underlying outstanding options granted pursuant to the Directors Plan was approximately $780,096.

     The following table sets forth information regarding options which would be received, assuming seven non-employee Directors participated under the Directors Plan in 2003:

New Plan Benefits

Number of Shares
Name and Position (1)	Underlying Stock Options

Non-Employee Director Group (7 persons)	28,000

(1)	Neither the Named Executive Officers nor any other employees are eligible to participate in the Directors Plan.

Amendment and Termination of the Incentive Plan

     The Board of Directors may amend or terminate the Directors Plan at any time and for any reason. No amendment that would have a material adverse effect on the rights of a participant under an outstanding option will be effective without the participant’s consent. In addition, stockholder approval is required for any amendment that changes the number of shares in the aggregate which may be issued pursuant to options granted under the Directors Plan.

Federal Income Tax Consequences

     Generally, a participant will not recognize income, and the Company is not entitled to take a deduction, upon the grant of an option. Upon exercise of an option, the individual recognizes ordinary income on the difference between the fair market value of the Common Stock and the exercise price paid under the option. The individual also is subject to capital gains treatment on the subsequent sale of the Common Stock acquired through an option. For this purpose, the individual’s basis in the Common Stock is its fair market value at the time the nonqualified option is exercised.

     The Company generally is allowed to deduct from its taxable income an amount that corresponds to the ordinary income an individual recognizes at the time a nonqualified option is exercised.

Registration under the Securities Act of 1933

     The Company has registered the shares of Stock available for grant under the Directors Plan on Form S-8 with the Securities and Exchange Commission.

Required Vote

     Approval of the proposed amendment to the Directors Plan requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting.

The Board of Directors recommends that the stockholders vote FOR approval of the Amended and
Restated Psychiatric Solutions, Inc. Outside Directors’ Stock Option Plan.

INDEPENDENT AUDITORS

     The Company has not selected a firm of independent auditors to audit the Company’s consolidated financial statements for the year ending December 31, 2003. The Company is still considering several firms of independent auditors, including Ernst & Young LLP, which served as the independent auditors of the Company during the fiscal year ended December 31, 2002. Representatives of this firm are expected to be present at the meeting and will have an opportunity to make a statement if they desire and will be available to respond to appropriate questions.

Audit and Non-Audit Fees

     The following table presents fees for professional audit services rendered by Ernst & Young LLP for the audit of the Company’s annual financial statements for 2002, and fees incurred for other services rendered by Ernst & Young LLP for fiscal year 2002:

Audit Fees:
Consolidated Audit	$188,000
Quarterly Reviews	11,000
Registration Statement on Form S-4	450,300
Audit – Related Fees:
Due Diligence Services	247,800
Consultation Regarding Accounting Standards and Transactions	800
Tax Fees:
Federal Tax Consulting	11,600

Total Fees	$909,500

     All non-audit services were reviewed with the Audit Committee, which concluded that the provision of such services by Ernst & Young LLP was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions.

     The Audit Committee has implemented procedures to ensure all audit and non-audit services provided by the Company’s independent auditors are pre-approved by the Audit Committee.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

     The following table sets forth information with respect to ownership of the Company’s Common Stock as of February 28, 2003, by:

•	each person known by us to be the beneficial owner of more than 5% of the Company’s Common Stock;

•	each of the Company’s directors and nominees for director;

•	each of the Company’s current and former executive officers named in the summary compensation table on page 16; and

•	all of the Company’s directors and executive officers as a group.

     To our knowledge, unless otherwise indicated, each stockholder listed below has sole voting and investment power with respect to the shares beneficially owned. The Company is unaware of any person, other than those listed below, who beneficially owns more than 5% of the outstanding shares of Common Stock. All computations are based on 7,738,641 shares of Common Stock outstanding on February 28, 2003.

		Percent of
Name of	Number of Shares	Common Stock
Beneficial Owner, Executive Officer or Director	Beneficially Owned	Beneficially Owned(1)

Joey A. Jacobs (2)	193,146	2.5%
Steven T. Davidson (3)	20,724	*
Jack R. Salberg (4)	18,414	*
Jack E. Polson (5)	7,195	*
Christopher Grant, Jr. (6)	208,231	2.7%
Edward K. Wissing (7)	13,595	*
David S. Heer (8)	1,642,869	21.2%
Acacia Venture Partners, L.P. (8)	1,642,869	21.2%
Joseph P. Donlan (9)	373,612	4.8%
Ann H. Lamont (10)	1,673,772	21.6%
Oak Investment Partners (10)	1,673,772	21.6%
Charles C. McGettigan (11)	205,809	2.7%
Mark P. Clein (12)	263,105	3.4%
Allen Tepper (13)	301,747	3.9%
Fred D. Furman (14)	154,174	2.0%
All directors and executive officers as a group (12 persons) (15)	4,620,472	57.6%

*	Less than 1%

(1)	Under Securities and Exchange Commission rules, the number of shares shown as beneficially owned includes shares of Common Stock subject to options that currently are exercisable or will be exercisable within sixty (60) days of February 28, 2003. Shares of Common Stock subject to options that are currently exercisable or will be exercisable within 60 days of February 28, 2003 are considered to be outstanding for the purpose of computing the percentage of the shares held by a holder, but are not considered to be outstanding for computing the percentage held by others.

(2)	Includes options to purchase 46,050 shares. Also includes 4,321 shares owned by Scott D. Jacobs, Mr. Jacobs’ son. Mr. Jacobs disclaims beneficial ownership of the shares held by Scott D. Jacobs.

(3)	Includes options to purchase 20,724 shares.

(4)	Includes options to purchase 15,081 shares.

(5)	Includes options to purchase 7,195 shares.

(6)	Includes options to purchase 1,200 shares. Mr. Grant is the board designee for the CGJR Group and is the president of CGJR Capital Management, Inc., which is the general partner of each of the three entities in the

CGJR Group. As such, Mr. Grant is deemed to beneficially own the shares owned by the CGJR Group. Mr. Grant disclaims such beneficial ownership. The CGJR Group consists of (i) CGJR Health Care Services Private Equities, L.P. which owns 117,245 shares, (ii) CGJR II, L.P. which owns 57,424 shares and (iii) CGJR/MF III, L.P. which owns 32,362 shares.

(7)	Includes options to purchase 8,577 shares.

(8)	Includes options to purchase 1,200 shares. Mr. Heer is the board designee of Acacia Venture Partners, L.P. and is a general partner of the general partner of both Acacia Venture Partners, L.P., which owns 1,572,905 shares, and South Pointe Venture Partners, L.P., which owns 68,764 shares. As such, Mr. Heer is deemed to beneficially own the shares owned by such entities. Mr. Heer disclaims such beneficial ownership. The address for Acacia Venture Partners is 101 California Street, Suite 3160, San Francisco, California 94111.

(9)	Includes options to purchase 1,200 shares. Mr. Donlan is the board designee and a co-manager of The 1818 Mezzanine Fund II, L.P., which holds a warrant for the purchase of 372,412 shares. As such, Mr. Donlan is deemed to beneficially own the shares owned by this entity. Mr. Donlan disclaims beneficial ownership of such shares.

(10)	Ms. Lamont is the board designee of Oak Investment Partners VII, L.P., which owns 1,632,776 shares, and Oak VII Affiliates Fund Limited Partnership, which owns 40,996 shares. Ms. Lamont disclaims such beneficial ownership. The address for Oak Investment Partners is One Gorham Island, Westport, Connecticut 06880.

(11)	Includes options to purchase 24,034 shares. Shares include 168,942 shares owned by Proactive Partners, L.P. Mr. McGettigan is a general partner of Proactive Investment Managers, L.P, which is the general partner of Proactive Partners, L.P. Mr. McGettigan disclaims beneficial ownership of any shares held by Proactive Investment Managers, L.P, Proactive Partners, L.P. or other entities they control or for which they exercise voting and investment power, except to the extent of his interest in such shares arising from his pecuniary interest in such partnerships.

(12)	Includes options to purchase 151,885 shares. Also includes 16,221 shares held in trusts over which Mr. Clein has sole voting power and sole investment power.

(13)	Includes options to purchase 8,334 shares. Includes 3,025 shares held by Mr. Tepper, 285,388 shares owned by Mr. Tepper as Trustee FBO Tepper Family Trust and 5,000 shares held by Mr. Tepper and Ms. Tepper as Trustees FBO The Tepper 1996 Charitable Remainder Trust UA DTD 11/19/96.

(14)	Includes options to purchase 53,920 shares.

(15)	Includes options to purchase 277,146 shares.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers, and persons who own more than 10% of the Company’s Common Stock, to file with the SEC initial reports of ownership and reports of changes in ownership of the Common Stock. These officers, directors and greater than 10% stockholders of the Company are required by SEC rules to furnish the Company with copies of all Section 16(a) reports they file. There are specific due dates for these reports and the Company is required to report in this Proxy Statement any failure to file reports as required during 2002.

     Based upon a review of these filings and written representations from the Company’s directors and executive officers, the Company believes that, except as set forth below, all reports required to be filed with the SEC by Section 16(a) during the most recent fiscal year or prior fiscal years have been filed, and no other reports were required.

     The following reports were not timely filed: each of Messrs. Clein, Donlan, Grant, Heer, McGettigan and Wissing inadvertently failed to file on a timely basis a required Form 4 concerning the receipt of an option to purchase 4,000 shares of Psychiatric Solutions Common Stock on November 6, 2002, but each has since made the required filing.

EQUITY COMPENSATION PLAN INFORMATION

     The following table provides information as of December 31, 2002 with respect to compensation plans (including individual compensation arrangements) under which shares of the Company’s Common Stock are authorized for issuance.

Number of
	securities to be		Number of securities
	issued upon		remaining available for
	exercise of	Weighted-average exercise	future issuance under
	outstanding	price of outstanding	equity compensation plans
	options, warrants	options, warrants and	(excluding securities
	and rights	rights	reflected in column (a))
Plan category	(a)	(b)	(c)

Equity compensation plans approved by security holders (1)	991,182	$8.59	400,274
Equity compensation plans not approved by security holders(2)	—	—	—
Total	991,182	$8.59	400,274

(1)	Represents stock options granted or issuable under the Company’s 1997 Key Personnel Plan, 1997 Equity Incentive Plan and 1992 Outside Directors’ Stock Option Plan.

(2)	The Company has no equity compensation plans not approved by our stockholders.

EXECUTIVE COMPENSATION

Summary Compensation Table

     The following table sets forth, for the fiscal years indicated, all compensation awarded to, paid to or earned by (i) the Company’s Chief Executive Officer, (ii) the three other most highly compensated executive officers whose total annual salary and bonus exceeded $100,000 and (iii) three former executive officers of PMR for whom disclosure is required because these individuals either held the position of Chief Executive Officer of PMR during the fiscal year ended December 31, 2002 or had annual salary and bonus that exceeded $100,000 in 2002 (the “Named Executive Officers”). As described earlier in this Proxy Statement under the section entitled “Change in Control Transaction,” Psychiatric Solutions, Inc. was the accounting acquiror in the merger between PMR and Psychiatric Solutions, Inc. Accordingly, the executive compensation provided below reflects the executive compensation information of Psychiatric Solutions from January 1, 2002 through December 31, 2002. The compensation for Messrs. Clein, Tepper and Furman reflects compensation from PMR from January 1, 2002 through August 5, 2002, the effective date of the PMR Merger. The compensation for Messrs. Tepper and Furman also includes compensation from the Company in connection with consulting agreements these individuals currently have entered into with the Company.

				Long-Term
		Annual Compensation (1)		Compensation Awards
				Securities Underlying	All Other
Name and Principal Position	Year	Salary	Bonus	Options (#)	Compensation (2)

Joey A. Jacobs	2002	$268,481	$82,500	274,717	$2,000
Chairman of the Board, President	2001	257,539	—	—	—
And Chief Executive Officer	2000	142,385	—	—	—
Mark P. Clein	2002	$99,695	$—	—	$245,100	(4)
Former Chief Executive Officer,	2001	200,000	—	—	5,350
PMR Corporation (3)	2000	200,000	200,000	47,222	5,113
Allen Tepper	2002	$109,375	$—	—	$230,880	(6)
Former Chairman of the Board, PMR	2001	175,000	—	—	5,100
Corporation (5)	2000	175,000	—	—	4,800
Steven T. Davidson	2002	$172,135	$63,750	65,729	$2,000
Chief Development Officer and	2001	138,615	—	—	—
Secretary	2000	131,539	13,000	2,303	—
Jack R. Salberg	2002	$239,152	$81,389	57,440	$2,000
Chief Operating Officer	2001	221,317	87,698	—	—
	2000	211,219	95,678	30,163	—
Jack E. Polson	2002	$104,539	$30,000	17,517	$1,300
Chief Accounting Officer	2001	93,079	—	—	—
	2000	87,943	—	576	—
Fred D. Furman	2002	$120,000	$75,000	—	$804,587	(7)
Former President and General	2001	192,000	—	—	5,340
Counsel, PMR Corporation	2000	192,000	192,000	22,222	4,914

(1)	The perquisites and personal benefits paid to each of the Named Executive Officers was less than $50,000 or 10% of the total salary and bonus reported for the Named Executive Officers, and, therefore, the amount of such other annual compensation is not reported.

(2)	Except as otherwise indicated below, these amounts represent matching contributions under the Company’s 401(k) Plan.

(3)	Mr. Clein resigned as Chief Executive Officer of PMR effective as of May 10, 2002.

(4)	All other compensation for 2002 includes a contribution by PMR of $5,100 under PMR’s 401(k) Plan (amount based on PMR’s April 30, 2002 fiscal year end) and $240,000 paid to Mr. Clein in severance compensation in connection with the PMR Merger.

(5)	Mr. Tepper also served as Chief Executive Officer of PMR from May 10, 2002 through August 5, 2002, the effective date of the PMR Merger.

(6)	All other compensation for 2002 includes a contribution by PMR of $5,100 under PMR’s 401(k) Plan (amount based on PMR’s April 30, 2002 fiscal year end), $175,000 paid to Mr. Tepper in severance compensation in connection with the PMR Merger, $22,780 paid to Mr. Tepper in accrued vacation days and $28,000 paid to Mr. Tepper by the Company under Mr. Tepper’s consulting agreement with the Company.

(7)	All other compensation for 2002 includes a contribution by PMR of $4,809 under PMR’s 401(k) Plan (amount based on PMR’s April 30, 2002 fiscal year end), $745,128 paid to Mr. Furman in severance compensation in connection with the PMR Merger, $22,153 paid to Mr. Furman in accrued vacation days and $32,497 paid to Mr. Furman by the Company under Mr. Furman’s consulting agreement with the Company.

Stock Option Grants

     The following table sets forth certain information concerning stock options granted to the Named Executed Officers in 2002. The Company granted no Stock Appreciation Rights (SARs) in 2002.

						Potential Realizable Value
	Number of	Percent of				At Assumed Annual Rates
	Securities	Total Options				of Stock Price Appreciation
	Underlying	Granted to	Exercise or	Grant Date		for Option Term(2)
	Options	Employees in	Base Price	Market Price	Expiration
Name	Granted	Fiscal Year	Per Share(1)	Per Share	Date	5%	10%	0%

Joey A. Jacobs 2	23,025	5%	$0.87	$3.04	2/07/12	$93,991	$161,530	$49,964
	251,692	54%	5.50	—	8/21/12	870,583	2,206,227	—
Mark P. Clein (3)	4,000	1%	5.24	—	11/6/12	13,182	33,405	—
Steven T. Davidson	65,729	14%	5.50	—	8/21/12	227,351	576,153	—
Jack R. Salberg	57,440	12%	5.50	—	8/21/12	198,680	503,495	—
Jack E. Polson	17,517	4%	5.50	—	8/21/12	60,590	153,547	—

(1)	Based upon the fair market value of the Common Stock on the date of grant of options, as determined by our Board of Directors.

(2)	The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by rules of the Securities and Exchange Commission. There can be no assurance provided to any of the Named Executive Officers set forth above or any other holder of the Company’s securities that the actual stock price appreciation over the term will be at the assumed 5% and 10% levels or at any other defined level. Unless the market price of the Common Stock appreciates over the option term, no value will be realized from the option grants made to the above Named Executive Officers.

(3)	Options granted to Mr. Clein on November 6, 2002 as compensation for Mr. Clein’s service on the Company’s Board of Directors, pursuant to the Company’s 1997 Outside Directors’ Stock Option Plan. See “Proposal 1: Election of Directors – Compensation of Directors.”

     Option Exercise and Values. The table below provides information as to the exercise of options by the Named Executive Officers during the 2002 fiscal year under the option plans and the year-end value of unexercised options.

Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End Option/SAR Values

	Number of
	Securities		Number of Underlying		Value of Unexercised
	Underlying Options	Value	Unexercised Options/SARs at		In-The-Money Options/SARs at
Name	Exercised (#)	Realized	Fiscal Year-End		Fiscal Year-End ($)(1)

			Exercisable	Unexercisable	Exercisable	Unexercisable

Joey A. Jacobs	—	—	46,050	251,692	$217,356	22,652
Mark P. Clein	8,555	7,785	151,885	2,800	420	980
Allen Tepper	—	—	8,334	—	—	—
Steven T. Davidson	—	—	20,722	66,881	90,317	8,853
Jack R. Salberg	—	—	15,081	72,522	38,457	43,629
Jack Polson	—	—	7,196	17,805	32,090	2,311
Fred D. Furman	—	—	53,920	—	—	—

(1)	This amount represents the aggregate of the number of “in-the-money” options multiplied by the difference between $5.59, the fair market value of the Common Stock at December 31, 2002 as reported on the Nasdaq National Market, and the exercise price for that option. Options are classified as “in-the-money” if the market value of the underlying Common Stock exceeds the exercise price of the option. Actual values which may be realized, if any, upon the exercise of options will be based on the per share market price of the Common Stock at the time of exercise and are thus dependent upon future performance of the Common Stock.

Employment Contracts and Change-In-Control Arrangements

     The Company has entered into employment agreements with Joey A. Jacobs, President and Chief Executive Officer of the Company, and Jack R. Salberg, Chief Operating Officer and President of the Company’s subsidiary PSI Hospital Management Services, Inc. The employment agreements have effective dates of August 6, 2002 and October 1, 2002, respectively. Each of the employment agreements has an initial term that extends through December 31, 2003, and is thereafter subject to automatic annual renewals absent prior notice from either party of the intent to terminate the agreement. Under his agreement, Mr. Jacobs receives an annual base salary of $325,000. Mr. Salberg’s annual base salary is $275,000. Mr. Jacobs’ and Mr. Salberg’s base salaries are subject to adjustment according to the policies and practices adopted by the Company from time to time. Each of Mr. Jacobs and Mr. Salberg is also eligible to receive an annual cash incentive compensation award (“bonus”) tied to objective criteria as established by the Board of Directors.

     If the Company terminates Mr. Jacobs’ employment “without cause” or if Mr. Jacobs resigns as a result of a “constructive discharge” (as those terms are defined in the employment agreement), (i) all options held by Mr. Jacobs and scheduled to vest during the succeeding 24 month period will immediately vest and will remain exercisable for 12 months from the date of termination; (ii) certain restricted stock held by Mr. Jacobs will immediately vest; (iii) Mr. Jacobs will receive a lump sum severance payment equal to two times his base salary and bonus earned during the 12 months prior to termination plus any earned but unpaid base salary and bonus on a pro rata basis for the year of termination; and (iv) all benefits and perquisites will continue for 18 months. In the event the Company terminates Mr. Jacobs’ employment for cause or if Mr. Jacobs resigns other than pursuant to a “constructive discharge” or “change in control” (as those terms are defined in the employment agreement), Mr. Jacobs will only receive his earned but unpaid base salary and vacation through the date of termination.

     If the Company terminates Mr. Salberg’s employment “without cause” or if Mr. Salberg resigns as a result of a “constructive discharge” (as those terms are defined in the employment agreement), (i) all options held Mr. Salberg and scheduled to vest during the succeeding 18 month period will immediately vest and will remain exercisable for 12 months from the date of termination; (ii) Mr. Salberg will receive a severance payment equal to

1.5 times his base salary and bonus earned during the 12 months prior to termination, paid out over a period of 18 months, plus any earned but unpaid base salary and bonus on a pro rata basis for the year of termination; and (iii) all benefits and perquisites will continue for 18 months. In the event the Company terminates Mr. Salberg’s employment for cause or if Mr. Salberg resigns other than pursuant to a “constructive discharge” or “change in control” (as those terms are defined in the employment agreement), Mr. Salberg will only receive his earned but unpaid base salary and vacation through the date of termination.

     If Mr. Jacobs is terminated within 18 months of a “change in control” of the Company, and the termination results from the change in control, Mr. Jacobs is entitled to receive a cash amount equal to two times his base salary and bonus earned during the 12 months prior to termination, paid out over a period of 24 months, and the continuation of all benefits and perquisites for 18 months. Mr. Salberg’s agreement contains an identical provision except that he is entitled to receive a cash amount equal to 1.5 times his base salary and bonus earned during the 12 months prior to termination, paid out over a period of 18 months.

     Mr. Jacobs has agreed that during the period of his employment and for a 12 month period thereafter, he will not, among other things, compete with the Company or solicit the Company’s clients or employees. Mr. Salberg’s agreement contains identical covenants that are applicable during the period of Mr. Salberg’s employment and for an 18 month period thereafter.

     PMR and each of Mark P. Clein, former Chief Executive Officer of PMR and current director of the Company, and Fred D. Furman, former President and General Counsel of PMR, entered into agreements dated August 25, 1999, providing for, among other things, the employment of such officer until August 30, 2000. On August 30, 2000 and 2001, the terms of the agreements were automatically extended for additional one year terms. In connection with the PMR Merger, Mr. Furman entered into an amendment to his employment agreement with PMR, effective as of May 1, 2002. Pursuant to the amendment, if Mr. Furman’s employment with PMR was terminated by PMR or Mr. Furman in contemplation of, upon or within 180 days following the PMR Merger, then Mr. Furman was entitled to a lump-sum cash severance payment by PMR on the date of such termination equal to three times Mr. Furman’s annual base salary plus three times his average annual bonus.

     In connection with the PMR Merger, Mr. Clein entered into a consulting agreement with PMR pursuant to which Mr. Clein terminated his employment with PMR, effective May 10, 2002, and waived any and all rights to cash severance payments pursuant to his employment agreement. Pursuant to the consulting agreement, Mr. Clein also provided management and strategic consulting to PMR until the closing of the PMR Merger for two lump-sum cash payments of $120,000 each, one of which was paid upon the execution of the consulting agreement and the other of which was paid upon the closing of the PMR Merger. The consulting agreement with Mr. Clein further provided for the extension of the exercise period of all PMR stock options held by Mr. Clein to a date that was 90 days following the earlier of the closing of the PMR Merger or May 10, 2003.

     Effective August 6, 2002, the Company entered into a consulting agreement with Mr. Furman pursuant to which Mr. Furman receives $2,600 per month and reimbursement for reasonable travel expenses incurred to provide certain consulting services to the Mental Health Cooperative, Inc., a customer of the Company. The consulting agreement remains in effect unless either party terminates upon 30 days written notice.

     Effective August, 5, 2002, the Company entered into a consulting agreement with Allen Tepper, former Chairman of the Board of PMR, pursuant to which Mr. Tepper serves as a consultant to the Company’s subsidiary, Collaborative Care Corporation. The consulting agreement provides for an annual base salary of $67,200 and a termination date of August 4, 2003.

Compensation Committee Interlocks And Insider Participation

     During 2002, the members of the Compensation Committee of the Board of Directors of Psychiatric Solutions were Joey A. Jacobs, Chairman, President and Chief Executive Officer of the Company, Christopher Grant, Jr. and David S. Heer. In addition to serving as the Company’s Chairman, President and Chief Executive Officer, Mr. Jacobs serves as a member of the Board of Directors of Stones River Hospital, a hospital in which the Company manages a unit pursuant to a management agreement. The term of the third amendment to the management agreement is two years, and automatically renews for one year terms unless terminated by either party. Total revenue from this management agreement was $808,000 for the year ended December 31, 2002. The

Company believes the terms of the management agreement are consistent with management agreements negotiated at arms-length. Mr. Heer is general partner of Acacia Management, L.P., the general partner of Acacia Venture Partners, L.P. and South Point Venture Partners, L.P. (collectively, “Acacia”), which loaned Psychiatric Solutions $408,494 in October 2000. The Company repaid the loan in full in April 2002 with accrued interest in the amount of $64,111. See “Certain Relationship and Related Transactions — Additional Relationship And Related Party Transactions.”

     PMR’s Compensation Committee consisted of Richard A. Niglio and Eugene D. Hill, non-employee directors of PMR. There are no interlocks among the members of the Compensation Committee.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The following Report of the Compensation Committee and the performance graph included elsewhere in this Proxy Statement do not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report or the performance graph by reference therein.

     The Compensation Committee of the Board of Directors (the “Committee”) is responsible for developing and making recommendations to the Board with respect to the Company’s executive compensation policies. The Committee consists of outside directors Messrs. Heer and Grant, Ms. Lamont and Mr. Jacobs, the Company’s Chairman, President and Chief Executive Officer.

Executive Officer Compensation Program

     The Company’s executive compensation program is based on the following four objectives: (i) to link the interests of management with those of stockholders by encouraging stock ownership in the Company; (ii) to attract and retain superior executives by providing them with the opportunity to earn total compensation packages that are competitive within the industry; (iii) to recognize and reward individual performance through salary, annual cash incentives and long-term stock based incentives; and (iv) to manage compensation based on the individual’s level of skill, knowledge, effort and responsibility.

     The components of the Company’s compensation program for its executive officers include (i) base salary, (ii) performance-based cash bonuses, (iii) incentive compensation in the form of stock options, and (iv) participation in the Company’s 401(k) plan.

     Base Salary. Base salary levels for the Company’s executive officers are determined, in part, through comparisons with peer companies with which the Company competes for personnel and general geographic market conditions. Additionally, the Committee evaluates individual experience and performance and the overall performance of the Company. The Committee reviews each executive’s salary on an annual basis and may increase each executive’s salary based on (i) the individual’s contribution to the Company compared to the preceding year, (ii) the individual’s responsibilities compared to the preceding year and (iii) any increase in median pay levels at peer companies.

     Cash Bonuses. The Committee recommends the payment of bonuses to the Company’s employees, including its executive officers, as an incentive for the employees to contribute to the realization of established objectives of the Company. These bonuses are awarded only if the Company achieves or exceeds certain corporate performance objectives relating to earnings before interest, taxes, depreciation and amortization, cash flow and/or achieving certain strategic objectives. The Company accrues funds for the cash bonuses monthly, depending on the earnings of the Company, and pays the bonuses after the fiscal year end. The amount of the cash bonus paid to each executive officer is based on the individual executive’s performance during the preceding year.

     Stock Options. The Company believes that stock options are a key component to the compensation of its executive officers. Stock options provide a substantial incentive to these employees by allowing them to directly participate in any increase in the long-term value of the Company. This incentive is intended to reward, motivate and retain the services of executive employees. The Company has historically rewarded its executive employees through the grant of Incentive Stock Options and Nonqualified Stock Options.

     The Committee employs no particular set of mechanical criteria in awarding stock options. Rather, it evaluates a series of factors including: (i) the overall performance of the Company for the fiscal year in question; (ii) the performance of the individual in question; (iii) the anticipated contribution by the individual to the Company on an overall basis; (iv) the historical level of compensation of the individual; (v) the level of compensation of similarly situated executives in the Company’s industry; and (vi) that level of combination of cash compensation and stock options that would be required from a competitive point of view to retain the services of a valued executive officer.

     In 2002, the Committee approved the grant of options to purchase Common Stock exercisable at $5.50 per share, the fair market value of Common Stock on the date of grant, to each of the following executive officers: 274,717 shares to Mr. Jacobs; 65,729 shares to Mr. Davidson; 57,440 to Mr. Salberg; and 17,517 to Mr. Polson.

Chief Executive Officer Compensation

     Mr. Jacobs’ base salary has been and will continue to be adjusted from time-to-time in accordance with the criteria for the determination of executive officer compensation as described above in the section captioned “Base Salary.” In setting Mr. Jacobs’ compensation for 2002, the Company sought to establish a base salary for Mr. Jacobs that was competitive with the base salary paid to chief executive officers at peer companies, while making a significant percentage of his compensation dependent on the Company’s performance.

     Compliance with Internal Revenue Code Section 162(m). Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for compensation over $1 million paid to the corporation’s chief executive officer and the four other most highly compensated executive officers. Qualifying performance-based compensation will not be subject to the deduction limit if certain requirements are met. The Company currently intends to structure the performance-based portion of the compensation of its executive officers in a manner that complies with this statute.

Members of the Compensation Committee:

David S. Heer, Chairman Joey A. Jacobs Christopher Grant, Jr. Ann H. Lamont

AUDIT COMMITTEE REPORT

     The Audit Committee of the Board of Directors of the Company is comprised solely of directors who meet the independence requirements of the National Association of Securities Dealers.

     The Company’s management has primary responsibility for preparing the Company’s financial statements and implementing internal controls over financial reporting. The Company’s independent auditors, Ernst & Young LLP (“Ernst & Young”), are responsible for expressing an opinion on the conformity of the Company’s audited financial statements with accounting principles generally accepted in the United States.

     The role and responsibilities of the Audit Committee are set forth in a written Charter adopted by the Company’s Board of Directors on November 5, 2002. The Charter is attached to this Proxy Statement to be filed with the Securities and Exchange Commission (“SEC”). The Audit Committee reviews and reassesses the adequacy of the Charter annually or more often as necessary and recommends any proposed changes to the Board. In fulfilling its responsibilities for fiscal year 2002, the Audit Committee:

•	Reviewed and discussed with management the Company’s audited financial statements for the fiscal year ended December 31, 2002 and for the quarter ended September 30, 2002 (the first quarter after the PMR Merger), including a discussion of critical accounting policies used in such financial statements;

•	Reviewed and discussed with the internal auditor the quality and appropriateness of the Company’s internal controls and reporting procedures;

•	Discussed with Ernst & Young the matters required to be discussed under Statement on Auditing Standards No. 61, as amended, relating to the conduct of the audit, both with and without management present; and

•	Received the written disclosures and the letter from Ernst & Young regarding Ernst & Young’s independence as required by Independence Standards Board Standard No. 1, and discussed with Ernst & Young their independence from the Company and management.

     Based on the Audit Committee’s review of the audited financial statements and discussions with management and Ernst & Young as described above, and in reliance thereon, the Audit Committee recommended to the Company’s Board of Directors that the audited financial statements for the fiscal year ended December 31, 2002 be included in the Company’s Annual Report on Form 10-K for filing with the SEC.

Members of the Audit Committee

Charles C. McGettigan, Chairman Edward K. Wissing Christopher Grant, Jr.

     The foregoing report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

COMPARATIVE PERFORMANCE GRAPH

     The following graph compares the yearly percentage change in cumulative total stockholder return on the Company’s Common Stock with (a) the performance of a broad equity market indicator, the Nasdaq Stock Market Index and (b) the performance of a published industry index or peer group, the Nasdaq Health Services Stocks Index. The graph assumes the investment on December 31, 1997 of $100 and that all dividends were reinvested at the time they were paid. The table following the graph presents the corresponding data for December 31, 1997 and each subsequent fiscal year end. From December 31, 1997 to August 5, 2002, the sales prices set forth in the graph below are for PMR’s common stock prior to the PMR Merger and, subsequent to August 5, 2002, Psychiatric Solutions’ Common Stock.

COMPARISON OF 5-YEAR CUMULATIVE TOTAL RETURN

	12/31/97	12/31/98	12/31/99	12/29/00	12/31/01	12/31/02

Psychiatric Solutions, Inc.	100	38	16	12	15	76
Nasdaq Stock Market Index	100	141	261	158	125	87
Nasdaq Health Services Stocks	100	85	68	94	101	87

THE STOCK PRICE PERFORMANCE GRAPH AND FISCAL YEAR END
TABLE ARE PURELY HISTORICAL INFORMATION AND SHOULD NOT BE
RELIED UPON AS INDICATIVE OF FUTURE PRICE PERFORMANCE.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Change in Control Transaction

     In connection with the PMR Merger described on page 1 of this Proxy Statement, in exchange for each outstanding share of common stock, series A preferred stock and series B preferred stock in PSH, holders of PSH common stock, series A preferred stock and series B preferred stock received 0.115125, 0.246951 and 0.312864 shares, respectively, of newly-issued shares of Common Stock. Options to acquire PSH common stock were converted into options to purchase shares of Common Stock based on the Common Stock exchange ratio used in the PMR Merger. Existing warrants of PSH were either cancelled or converted into warrants to purchase Common Stock, such conversion being based on the applicable exchange ratio. After giving effect to the exercise of all outstanding options and warrants following the PMR Merger, the former PSH stockholders received approximately 72% of the Common Stock, thereby effecting a change in control of the Company.

Grant of Options and Stock Awards to Certain Directors and Executive Officers

     Directors and members of Psychiatric Solutions’ management have been granted options to purchase Psychiatric Solutions Common Stock. See “Compensation of Directors,” “Security Ownership of Certain Beneficial Owners and Management” and “Executive Compensation.”

Indebtedness of Certain Executive Officers

     In January 2000, PMR loaned Mr. Clein $467,500 pursuant to promissory notes for the purchase of stock in connection with the exercise of stock options (the “Stock Notes”). The Stock Notes, due December 31, 2004, bear interest at the rate of 6.21% per annum and are with recourse in addition to being secured by stock under pledge agreements. PMR also received promissory notes from Mr. Clein for up to $257,208 for tax liabilities related to the purchase of such stock (the “Tax Notes”). The Tax Notes, due December 31, 2004, bear interest at the rate of 6.21% and are secured by stock pledges, but are otherwise without recourse. In May 2002, the Stock Notes and Tax Notes were amended to include a provision that allows the principal and interest on the notes to be paid, at anytime prior to December 31, 2003, through the delivery to the Company of Common Stock valued at the higher of (i) $7.92 or (ii) the average closing sales prices of the Common Stock for the five trading days prior to the delivery of such stock. The amendments also eliminated the provision in each Note which required any dividends received with respect to shares being purchased with the proceeds of such Note to be immediately applied toward the payment of amounts outstanding under such note. As of February 28, 2003, Mr. Clein owed $55,000 under the Stock Notes and $257,208 under the Tax Notes.

Acceleration of PMR Options

     Pursuant to the provisions of the PMR 1997 Equity Incentive Plan, as amended (the “PMR Equity Plan”), upon a change in control of PMR, all of the options granted pursuant to such plan became fully vested and immediately exercisable. For purposes of the PMR Equity Plan, the PMR Merger constituted a change in control. As of March 25, 2003, Mark P. Clein held vested options to purchase an aggregate of 84,018 shares of Company Common Stock, subject to the Company’s Equity Incentive Plan.

     Pursuant to the provisions of the PMR Outside Directors’ Non-Qualified Stock Option Plan of 1992 (the “PMR Directors Plan”), in the event of a change in control, all of the options granted pursuant to such plan became fully vested and immediately exercisable. For purposes of the PMR Directors Plan, the PMR Merger constituted a change in control. As of March 25, 2003, Charles C. McGettigan, a former director of PMR and a director of the Company, held vested options to purchase an aggregate of 26,833 shares of Company Common Stock, subject to the Company’s Outside Directors’ Non-Qualified Stock Option Plan.

Extension of Option Exercise Periods for Certain Former PMR Officers

     In connection with the closing of the PMR Merger, PMR’s board of directors extended the option exercise period for all options to purchase Company Common Stock held by Mark P. Clein to a period that is three years from May 10, 2002, the date of Mr. Clein’s termination of employment with PMR.

Severance Arrangements for Certain Former PMR Officers

     See “Executive Compensation” – “Employment Contracts and Change-In-Control Arrangements” for a description of certain severance arrangements with former PMR Officers.

Certain Fees Paid to an Entity Owned and Controlled by Psychiatric Solutions Director

     PMR entered into an agreement with McGettigan, Wick & Co., Inc. on February 8, 2001 to provide financial services to the management and board of directors of PMR in connection with potential strategic alternatives for PMR. PMR paid McGettigan, Wick & Co. a $30,000 retainer fee and agreed to reimburse all reasonable out-of-pocket expenses incurred by McGettigan, Wick & Co. In addition, upon the closing of the PMR Merger, PMR paid McGettigan, Wick & Co. an advisory fee equal to $270,000 in cash. Charles C. McGettigan, a former director of PMR and current director of the Company, is a founder, owner and managing director of McGettigan, Wick & Co.

Additional Relationships and Related Party Transactions

     Joey A. Jacobs, the Company’s Chairman, President and Chief Executive Officer, serves as a member of the Board of Directors of Stones River Hospital, a hospital in which the Company manages a unit pursuant to a management agreement. The term of the third amendment to the management agreement is two years and automatically renews for one year terms unless terminated by either party. Total revenue from this management agreement was $808,000 for the year ended December 31, 2002. The Company believes the terms of the management agreement are consistent with management agreements negotiated at arms-length.

     Jack R. Salberg, the Company’s Chief Operating Officer, served as a minority owner and member of the board of directors of the entity which owned Riveredge Hospital prior to its acquisition by the Company during 2002. Mr. Salberg disclosed his interest to the Board of Directors and was not directly involved in the negotiations to acquire the hospital. The Company believes that the purchase price for the Riveredge acquisition constituted its best estimate of fair value. All terms were negotiated on an arms-length basis.

     Edward K. Wissing, a director of the Company, occasionally provides advisory and consulting services to Brentwood Capital Advisors, the Company’s financial advisor. Mr. Wissing is also party to a consulting arrangement with Brentwood Capital pursuant to which he provides certain consulting services through May 2003. According to the terms of this consulting agreement, Mr. Wissing will be paid a fixed consulting fee of $5,000 per month beginning in August 2002 and ending in May 2003.

     Joseph P. Donlan, a director of the Company, is the co-manager of The 1818 Mezzanine Fund II, L.P. (the “1818 Fund”), which is managed by Brown Brothers Harriman & Co. (“Brown Brothers”). Mr. Donlan is a managing director of Brown Brothers. On June 28, 2002, the Company entered into a securities purchase agreement with the 1818 Fund to issue up to $20 million of senior subordinated notes with detachable warrants. At the closing on June 28, 2002, a total of $10 million of the senior subordinated notes were issued. The notes have a term of seven years and bear interest at 12% annually, payable quarterly. The Company issued detachable stock purchase warrants to the 1818 Fund for the purchase of 372,412 shares of Common Stock at an exercise price of $.01 per share. The warrants are exercisable over ten years from the effective date. As of December 31, 2002, the fair value of the warrants totaled approximately $2.0 million.

     On October 12, 2000, Psychiatric Solutions entered into unsecured bridge loans with each of Acacia Venture Partners, L.P. and South Point Venture Partners, L.P. (collectively, “Acacia”) and Oak Investment Partners IV and Affiliates, L.P. (collectively, “Oak”), pursuant to which Psychiatric Solutions borrowed $408,494 from each of Acacia and Oak (the “Bridge Loans”). The Bridge Loans bore interest at 10%, payable monthly. The proceeds were used to fund short-term working capital requirements. On April 30, 2002, Psychiatric Solutions repaid each of the Bridge Loans, together with accrued interest in the amount of $64,111 for each Bridge Loan. Ann H. Lamont, a director of the Company, is a general partner of Oak. Davis S. Heer, a director of the Company, is the general partner of Acacia Management, L.P., the general partner of Acacia.

     On July 31, 2002, Acacia exercised warrants to purchase 118,623 shares of Common Stock. The exercise price for these shares was $.032 per share.

     On February 4, 2003 the Company’s stockholders approved the private placement of $25 million of the Company’s Series A Convertible Preferred Stock (the “Series A Stock”) with affiliates of the 1818 Fund, Oak and Salix Partners II, a general partnership that serves as general partner of Salix Ventures II, L.P. and Salix Affiliates II, L.P. (collectively, “Salix”). The 1818 Fund will invest an aggregate of $999,999 and will receive an aggregate of 181,818 shares of Series A Stock. Oak will invest an aggregate of $20,000,001 and will receive an aggregate of 3,636,364 shares of Series A Stock. Salix will invest an aggregate of $3,999,996 and will receive an aggregate of 727,272 shares of Series A Stock. The Company will use the net proceeds from the sale of the Series A Stock primarily to fund acquisitions of freestanding psychiatric patient facilities. One half of the Series A Stock was issued on April 1, 2003. The other half will be issued on July 1, 2003.

GENERAL INFORMATION

Advance Notice Procedures for Nomination of Directors

     Under our bylaws, no nominations of persons for election as directors of the Company may be brought before an annual meeting unless they are brought by or at the discretion of the Board of Directors or by a stockholder entitled to vote who has delivered written notice to the Company (containing certain information specified in the bylaws about the stockholders and the proposed action) not less than 50 days or more than 75 days prior to the meeting; provided, however, that in the event that less than sixty (60) days’ notice or prior public disclosure of the date of the meeting is given or made to the stockholders, notice by the stockholders to be timely must received not later than the close if business on the tenth day following the date on which such notice of the date of the annual meeting was mailed or such public disclosure was made, whichever first occurs. These requirements are separate from and in addition to the SEC’s requirements that a stockholder must meet in order to have a stockholder proposal included in the Proxy Statement.

Stockholder Proposals for 2004 Annual Meeting

     Stockholder proposals intended to be presented at the 2004 annual meeting of stockholders must be received by the Company at its principal executive offices at 113 Seaboard Lane, Suite C-100, Franklin, Tennessee 37067 no later than December 13, 2003, in order for the proposals to be included in the Proxy Statement and form of proxy for that meeting.

     The deadline for delivering notice of a stockholder proposal, other than a proposal to be included in the Proxy Statement, for the 2004 annual meeting of stockholders will be February 26, 2004, pursuant to Rule 14a-4 under the Securities Exchange Act of 1934. The persons named as proxies in the Proxy Statement may exercise discretionary voting authority with respect to any matter that is not submitted to us by such date.

Annual Report to Stockholders

     A copy of the Company’s 2002 Annual Report to Stockholders is enclosed. Upon the written request of any stockholder entitled to vote at the Annual Meeting, the Company will furnish, without charge, a copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2002, as filed with the Securities and Exchange Commission. Requests should be directed to Psychiatric Solutions, Inc., 113 Seaboard Lane, Suite C-100, Franklin, Tennessee 37067, Attention: Brent Turner, Investor Relations, (615) 312-5700. The Company’s 2002 Annual Report to Stockholders and Form 10-K for the year ended December 31, 2002 are also available through the Company’s website at www.psychiatricsolutions.com. The Company’s Annual Report to Stockholders and Form 10-K are not proxy soliciting materials.

PSYCHIATRIC SOLUTIONS, INC

Joey A. Jacobs Chairman, President and Chief Executive Officer

April 11, 2003

APPENDIX A

PSYCHIATRIC SOLUTIONS, INC.

AUDIT COMMITTEE CHARTER

Purpose

The primary purpose of the Audit Committee (the “Committee”) is to assist the Board of Directors of Psychiatric Solutions, Inc. (the “Company”) in fulfilling its oversight responsibilities with respect to the Company’s financial reporting process, financial reports and other financial information, the Company’s systems of internal accounting and financial controls and the annual independent audit of the Company’s financial statements. The Committee shall be directly responsible for the appointment, compensation, and oversight of the work of the independent auditor employed by the Company for the purpose of preparing or issuing an audit report or related work. While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor.

In discharging its oversight role, the Committee is authorized to investigate any matter related to its responsibilities with full access to all books, records, facilities and personnel of the Company. The Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee.

The Committee shall review and reassess the adequacy of this Charter annually or more often as necessary and recommend any proposed changes to the Board for approval.

Membership

The Committee will consist of at least three members appointed by the Board. Each member of the Committee shall meet the independence and financial experience requirements of the NASDAQ and the Sarbanes Oxley Act of 2002 (“Act”) and any final regulation promulgated in accordance with the Act. Thus, each member of the Committee shall be financially literate and able to read and understand fundamental financial statements. Additionally, at least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting or any other comparable experience or background which results in such member’s financial sophistication.

Key Responsibilities

The Committee shall be responsible for the oversight of the relationship of the Company with its independent auditor. With respect to this responsibility, the Committee shall:

•	Hire, evaluate and, when appropriate, replace the independent auditor. The independent auditor reports directly to the Committee. Once it is required by the Act the Committee shall only engage a registered public accounting firm as independent auditor. The Committee shall review the planning and staffing of the audit with the independent auditor.

•	Determine the compensation to be paid to the independent auditor and pre-approve the retention of the independent auditor for any audit or allowed non-audit service.

•	Review the experience and qualifications of the senior members of the independent auditor team and the quality control procedures of the independent auditor. Evaluate the performance of the independent auditor and adopt a policy of rotating lead audit partners involved in the independent audit on a regular basis in accordance with the Act.

•	Receive periodic reports from the independent auditor regarding the auditor’s independence and discuss such reports with the auditor. The report must include a formal written statement delineating all relationships between the auditor and the Company, consistent with Independence Standards Board Standard No. 1 and disclose any relationships or services which may impact the objectivity and independence of the auditor. After reviewing such reports and discussing the reports with the auditor the Committee will take the appropriate action to oversee the independence of the auditor.

•	Establish guidelines for the Company’s hiring of employees of the independent auditor who were engaged on the Company’s account.

•	Obtain from the independent auditor assurance that no items required to be disclosed to management by Section 10A(b) of the Securities Exchange Act of 1934 have been uncovered.

•	Ensure that the independent auditor performs an interim financial review as required under Statement of Auditing Standards No.71 of the American Institute of Certified Public Accountants and discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 and No. 90 relating to the conduct of the audit.

•	Review with the independent auditor any problems or difficulties the independent auditor may have encountered and any material written communications between the independent auditor and management such as any management letter or schedule of unadjusted differences and resolve disagreements between management and the independent auditor regarding financial reporting. Such review should include any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information, and any disagreements with management; any changes required in the planned scope of the internal audit; and any disagreement regarding the internal audit department responsibilities, budget and staffing.

The Committee shall review the financial statements of the Company with management In connection with this responsibility the Committee shall:

•	Review and discuss with management and the independent auditor the audited financial statements to be included in the Company’s Annual Report on Form 10-K (or the Annual Report to Stockholders if distributed prior to the filing of the Form 10-K) and the selection, application and disclosure of critical accounting policies used in such financial statements. The Committee shall review and discuss with management and the independent auditor’s material related party transactions as defined in the Statement of Financial Accounting Standards No. 57 and other accounting and regulatory pronouncements. The Committee also shall discuss with the independent auditors the

2

matters required to be discussed by Statements of Auditing Standards (“SAS”) No. 61 and No. 90, as may be modified or supplemented, as well as matters affecting the quality of the Company’s financial reporting and the fairness of the presentation in the financial statements of the financial condition and financial risks of the Company. Based on such review and discussion, the Committee shall consider whether to recommend to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K.

•	Review with management and the independent auditor the significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including an analysis of the effect of alternative disclosure and treatments of financial information within generally accepted accounting principles and the treatment preferred by the independent auditor. This shall include a review with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company’s financial statements.

•	Review and discuss with management and the independent auditors the Company’s interim financial results to be included in the Company’s quarterly reports to be filed with the Securities and Exchange Commission and discuss with the independent auditors the matters required to be discussed by SAS No. 61 and No. 90, as may be modified or supplemented; this review will occur prior to the public release of such quarterly financial results and prior to the Company’s filing of the Form 10-Q.

The Committee shall review and oversee the Company’s internal reporting and controls and compliance programs. In connection with this responsibility the Committee shall:

•	Meet periodically with management to review the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures and to review major changes to the Company’s auditing and accounting principles and practices as suggested by the independent auditor, internal auditors or management.

•	Review the appointment and replacement of the senior internal auditing executive.

•	Review the significant reports to management prepared by the internal auditing department and management’s responses.

•	Review all existing related-party transactions and approve any proposed related-party transactions to ensure that they are in the Company’s best interest. “Related-party transactions” will include, but not be limited to those transactions described in Item 404(a) of Regulation S-K under the federal securities laws. Only members of the Committee who will derive no direct or indirect benefit from a specific related-party transaction may discuss that transaction with the Committee or vote to approve it.

•	Advise the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations and with respect to the adoption and implementation of a Code of Conduct for the Company.

•	Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters

3

and the confidential, anonymous submission by the employee of the Company of concerns regarding questionable accounting or auditing matters.

The Committee shall also, with consultation with internal and external experts:

•	Authorize the preparation and review the audit committee report required by the rules of the Securities and Exchange Commission to be included in the Company’s annual proxy statement.

•	Review with the Company’s General Counsel legal matters that may have a material impact on the financial statements, the Company’s compliance policies and any material reports or inquiries received from regulators or governmental agencies.

•	Meet at least quarterly and make regular reports to the Board. Meet at least quarterly with the chief financial officer, the senior internal auditing executive and the independent auditor in separate executive sessions. The Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

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APPENDIX B

Psychiatric Solutions, Inc.
Equity Incentive Plan

Amended and Restated
Effective ___________ ___, 2003

Psychiatric Solutions, Inc.
Equity Incentive Plan

i

ii

Psychiatric Solutions, Inc.
Equity Incentive Plan

PREAMBLE

     WHEREAS, PMR Corporation (the “Company”) adopted the PMR Corporation Employees’ Incentive Stock Option Plan on February 1, 1990;

     WHEREAS, the PMR Corporation Employees’ Incentive Stock Option Plan was subsequently amended and renamed the PMR Corporation 1997 Equity Incentive Plan (the “Plan”);

     WHEREAS, Psychiatric Solutions, Inc. adopted the Psychiatric Solutions, Inc. 1997 Incentive and Nonqualified Stock Option Plan for Key Personnel (the “Psychiatric Plan”) on April 9, 1997;

     WHEREAS, the Company and Psychiatric Solutions, Inc. entered into a merger agreement pursuant to which Psychiatric Solutions, Inc. became a wholly owned subsidiary of PMR Corporation effective August 5, 2002 (the “Acquisition”);

     WHEREAS, following the Acquisition, Psychiatric Solutions, Inc. changed its name to Psychiatric Solutions Hospitals, Inc. and the Company changed its name to Psychiatric Solutions, Inc.;

     WHEREAS, the Company changed the name of the Plan to the Psychiatric Solutions, Inc. Equity Incentive Plan;

     WHEREAS, the Company desires to amend and restate the Plan to (i) increase the number of shares of Stock subject to grant under the Plan, (ii) restrict the number of shares of Stock that can be granted to any individual pursuant to Options in a calendar year, (iii) modify the methods of payment for the exercise of Options, (iv) remove automatic vesting of Awards upon a change in control, and (v) extend the term of the Plan indefinitely;

     WHEREAS, the Psychiatric Plan is hereby merged into the Plan and outstanding Awards under the Psychiatric Plan will be governed by the terms of this restated Plan; and

     WHEREAS, the Company intends that this Plan and awards granted hereunder will (i) qualify as “performance-based compensation” described in section 162(m)(4)(C) of the Internal Revenue Code of 1986, and (ii) conform to the requirements for exemption set forth under Securities and Exchange Commission Rule 16b-3;

     NOW, THEREFORE, the Company hereby amends and restates the Plan effective as of the date this restated Plan is approved by the stockholders of the Company as follows:

ARTICLE  I.  DEFINITIONS

     1.1 Affiliate. A corporate parent, corporate subsidiary, limited liability company, partnership or other business entity that is wholly-owned or controlled by the Company.

     1.2 Agreement. A written agreement (including any amendment or supplement thereto) between the Company or Affiliate and a Participant specifying the terms and conditions of an Award granted to such Participant.

     1.3 Award. A right that is granted under the Plan to a Participant by the Company, which may be in the form of Options or Restricted Stock.

     1.4 Board. The board of directors of the Company.

     1.5 Code. The Internal Revenue Code of 1986, as amended.

     1.6 Committee. A committee that is designated by the Board to serve as the administrator of the Plan. The Committee shall be composed of at least two individuals (or such number that satisfies Rule 16b-3 of the Exchange Act) who are members of the Board and are not employees of the Company or an Affiliate, and who are designated by the Board as the “compensation committee” or are otherwise designated to administer the Plan. In the absence of a designation of a Committee by the Board, the Board shall be the Committee.

     1.7 Company. Psychiatric Solutions, Inc. and its successors.

     1.8 Date of Exercise. The date that the Company accepts tender of the exercise price of an Option.

     1.9 Exchange Act. The Securities Exchange Act of 1934, as amended.

     1.10 Fair Market Value. On any given date, Fair Market Value shall be the applicable description below:

(a) If the Stock is traded on a trading exchange (e.g., the New York Stock Exchange) or is reported on the Nasdaq National Market System, another Nasdaq automated quotation system or the OTC Bulletin Board System, Fair Market Value shall be determined by reference to the closing price of the Stock on such exchange or system with respect to the date for which Fair Market Value is being determined (unless the Committee determines in good faith the fair market value of the Stock to be otherwise).

(b) If the Stock is not traded on a recognized exchange or automated trading system, Fair Market Value shall be the value determined in good faith by the Committee.

     1.11 Incentive Option. An Option that is intended to qualify as an “incentive stock option” within the meaning of section 422 of the Code. An Incentive Option, or a portion thereof, shall not be invalid for failure to qualify under section 422 of the Code, but shall be treated as a Nonqualified Option.

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     1.12 Nonqualified Option. An Option that is not an Incentive Option.

     1.13 Option. The right that is granted hereunder to a Participant to purchase from the Company a stated number of shares of Stock at the price set forth in an Agreement. As used herein, an Option includes both Incentive Options and Nonqualified Options.

     1.14 Participant. A director, officer, employee, consultant or advisor of the Company or of an Affiliate who satisfies the requirements of Article IV and is selected by the Committee to receive an Award.

     1.15 Plan. The Psychiatric Solutions, Inc. Equity Incentive Plan, which was previously named the PMR Corporation Employees’ Incentive Stock Option Plan.

     1.16 Psychiatric Plan. The Psychiatric Solutions, Inc. 1997 Incentive and Nonqualified Stock Option Plan for Key Personnel.

     1.17 Restricted Stock. A grant of Stock that is subject to restrictions on transfer and/or a risk of forfeiture by and to the Participant, as described in Section 4.4. Restricted Stock that is awarded to a Participant shall cease to be Restricted Stock at the time that such restrictions and risks of forfeiture lapse in accordance with the terms of the Agreement or Plan.

     1.18 Stock. The common stock of the Company.

     1.19 Ten Percent Stockholder. An individual who owns more than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate at the time he is granted an Incentive Option. For the purpose of determining if an individual is a Ten Percent Stockholder, he shall be deemed to own any voting stock owned (directly or indirectly) by or for his brothers and sisters (whether by whole or half blood), spouse, ancestors or lineal descendants and shall be considered to own proportionately any voting stock owned (directly or indirectly) by or for a corporation, partnership, estate or trust of which such individual is a stockholder, partner or beneficiary.

ARTICLE II. PURPOSE

     The purpose of this Plan is to encourage ownership of Stock of the Company by directors, officers, employees, consultants and advisors of the Company and any current or future Affiliate. This Plan is intended to provide an incentive and bonus for maximum effort in the successful operation of the Company and is expected to benefit the stockholders by associating the interests of the Company’s employees with those of its stockholders and by enabling the Company to attract and retain personnel of the best available talent through the opportunity to share, by the proprietary interests created by this Plan, in the increased value of the Company’s shares to which such personnel have contributed. The benefits of this Plan are not a substitute for compensation otherwise payable to Company employees pursuant to the terms of their employment. Proceeds from the purchase of Stock pursuant to this Plan shall be used for the general business purposes of the Company.

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ARTICLE III. ADMINISTRATION

     3.1 Administration of Plan. The Plan shall be administered by the Committee. The express grant in the Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee. Any decision made or action taken by the Committee to administer the Plan shall be final and conclusive. No member of the Committee shall be liable for any act done in good faith with respect to this Plan or any Agreement or Award. The Company shall bear all expenses of Plan administration. In addition to all other authority vested with the Committee under the Plan, the Committee shall have complete authority to:

(a) Interpret all provisions of this Plan;

(b) Prescribe the form of any Agreement and notice and manner for executing or giving the same;

(c) Make amendments to all Agreements;

(d) Adopt, amend, and rescind rules for Plan administration; and

(e) Make all determinations it deems advisable for the administration of this Plan.

     3.2 Authority to Grant Awards. The Committee shall have authority to grant Awards upon such terms the Committee deems appropriate and that are not inconsistent with the provisions of this Plan. Such terms may include conditions on the exercise of all or any part of an Option.

     3.3 Persons Subject to Section 16(b). Notwithstanding anything in the Plan to the contrary, the Committee, in its absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to participants who are officers and directors subject to section 16(b) of the Exchange Act, without so restricting, limiting or conditioning the Plan with respect to other Participants.

ARTICLE IV. AWARD ELIGIBILITY AND LIMITATIONS

     4.1 Participation. The Committee may from time to time designate directors, officers, employees, consultants and advisors of the Company or one of its Affiliates to whom Awards are to be granted and who are eligible to become Participants. Such designation shall specify the number of shares of Stock, if any, subject to each Award. All Awards granted under this Plan shall be evidenced by Agreements that shall be subject to applicable provisions of this Plan or such other provisions as the Committee may adopt that are not inconsistent with the Plan.

     4.2 Grant of Awards. An Award shall be deemed to be granted to a Participant at the time that the Committee designates in a writing that is adopted by the Committee as the grant of an Award, and that makes reference to the name of the Participant and the number of shares of Stock that are subject to the Award. Accordingly, an Award may be deemed to be granted prior

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to the approval of this Plan by the stockholders of the Company and prior to the time that an Agreement is executed by the Participant and the Company.

     4.3 Limitations on Incentive Options. A person who is not an employee of the Company or an Affiliate is not eligible to receive an Incentive Option. To the extent that the aggregate Fair Market Value of Stock with respect to which Incentive Options are exercisable for the first time by a Participant during any calendar year (under all stock incentive plans of the Company and its Affiliates) exceeds $100,000 (or the amount specified in section 422 of the Code), determined as of the date an Incentive Option is granted, such Options shall be treated as Nonqualified Options. This provision shall be applied by taking Incentive Options into account in the order in which they were granted.

     4.4 Restricted Stock. An award of Restricted Stock to a Participant is a grant of Stock that is subject to forfeiture and/or restrictions on transfer that are identified in an Agreement. A Participant who receives Restricted Stock shall be treated as a stockholder of the Company for all purposes, except that the rights of the Participant may be limited under the terms of the Agreement. Unless otherwise specified in an Agreement, Participants shall be entitled to receive dividends on and exercise voting rights with respect to shares of Restricted Stock.

     4.5 Additional Limitations on Grants. No person may receive Options to purchase more than 500,000 shares of Stock (subject to increases and adjustments as provided in Article VIII) during any calendar year.

ARTICLE V. STOCK SUBJECT TO PLAN

     5.1 Source of Shares. Upon the exercise of an Option or the grant of Restricted Stock, the Company shall deliver to the Participant authorized but previously unissued Stock or Stock that is held by the Company in treasury.

     5.2 Maximum Number of Shares. The maximum aggregate number of shares of Stock that may be issued pursuant to the Plan is increased by 900,000 shares to a total of 2,233,333 shares of Stock, subject to increases and adjustments as provided in Article VIII.

     5.3 Forfeitures. If any Option granted hereunder expires or terminates for any reason without having been exercised in full, or Restricted Stock is forfeited, the shares of Stock subject thereto shall again be available for issuance of an Award under this Plan.

ARTICLE VI. OPTION EXERCISE AND STOCKHOLDER RIGHTS

     6.1 Exercise Price. The exercise price of an Incentive Option shall not be less than 100% of the Fair Market Value of a share of Stock on the trading day immediately preceding the date the Incentive Option is granted. In the case of a Ten Percent Stockholder, however, the exercise price of an Incentive Option shall not be less than 110% of the Fair Market Value of a share of Stock on the trading day immediately preceding the date the Incentive Option is granted. The exercise price of a Nonqualified Option shall be the price determined by the Committee at the time that such Award is granted, but shall not be less than 85% of the Fair Market Value of a share of Stock on the trading day immediately preceding the date the Nonqualified Option is granted.

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     6.2 Right to Exercise. An Option may be exercisable on the date of grant or on such other date(s) established by the Committee or provided for in an Agreement.

     6.3 Expiration of Option. In general, the right to purchase Stock under an Option shall expire on the date specified in the Option. However, an Option shall expire sooner in the circumstances described in this Section.

(a) If as a result of voluntary or involuntary termination (other than death or disability) the Participant ceases to provide services to the Company or one of its Affiliates as an employee, a non-employee member of the Board or a consultant or independent advisor, the Option shall thereon terminate, except that the Option may be exercised by the Participant, to the extent otherwise exercisable on the date of termination, for a period of three months from the date of termination of the provision of services or until the expiration of the stated term of the Option, whichever period is shorter. Thereafter, the Option shall terminate and cease to be exercisable.

(b) If the Participant ceases to provide services to the Company or one of its Affiliates as an employee, non-employee member of the Board, consultant or independent advisor by reason of disability (as defined in section 22(e)(3) of the Code), the Participant shall have the right for 12 months after the date of such termination of the provision of services to exercise the Option to the extent otherwise exercisable on the date of disability. Thereafter, the Option shall terminate and cease to be exercisable.

(c) If the Participant dies, the Option shall be exercisable by the Participant’s legal representatives, heirs, legatees, or distributees for 12 months after the date of the Participant’s death to the extent otherwise exercisable on the date of death. Thereafter, the Option shall terminate and cease to be exercisable.

     6.4 Maximum Exercise Period. The maximum period in which an Option may be exercised shall be determined by the Committee on the date of grant except that no Option shall be exercisable after the expiration of 10 years (five years in the case of Incentive Options granted to a Ten Percent Stockholder) from the date it was granted. A Participant must exercise an Incentive Option while he is an employee of the Company or an Affiliate, or within three months of termination of employment with the Company and its Affiliates (one year in the case of termination due to disability or death).

     6.5 Transferability. Any Award granted under this Plan shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the Participant only by the Participant; provided, however, that a Nonqualified Option or Restricted Stock may be transferable to the extent provided in an Agreement. No right or interest of a Participant in any Award shall be liable for, or subject to, any lien, obligation or liability of such Participant.

     6.6 Stockholder Rights. No Participant shall have any rights as a stockholder with respect to shares subject to Options prior to the Date of Exercise of such Option, and if requested, has given the representation described in Section 9.2 and/or executed a stockholders

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agreement described in Section 9.3. A Participant’s rights as a stockholder with respect to Restricted Stock shall be determined as provided in Section 4.4.

     6.7 Employee Status. The Committee shall determine the extent to which a leave of absence for military or government service, illness, temporary disability, or other reasons shall be treated as a termination or interruption of employment for purposes of determining questions of forfeiture and exercise of an Award after termination of employment. With respect to an Incentive Option, such period of unemployment that is longer than three months following termination may be treated as employment if consistent with section 422 of the Code pursuant to a federal statute, Treasury Regulation, or a published ruling of the Internal Revenue Service that has general application.

ARTICLE VII. METHOD OF EXERCISE

     7.1 Exercise. An Option granted hereunder shall be deemed to have been exercised on the Date of Exercise. Subject to the provisions of Articles VI and IX, an Option may be exercised in whole or in part at such times and in compliance with such requirements as the Committee shall determine.

     7.2 Payment. Except as otherwise provided by the Agreement, payment of the exercise price under an Option shall be made in cash, or, to the extent approved in writing in advance by the Committee, through one of the following methods:

(a) A transaction involving the pledge of shares and a loan through a broker described in Federal Reserve Regulation T and in accordance with the rules and regulations of the Securities and Exchange Commission, as amended from time to time;

(b) Actual or constructive delivery of Stock that was acquired at least six months prior to the exercise of the Option;

(c) Other consideration acceptable to the Committee; or

(d) A combination of the above methods of payment and/or cash.

     Payment of the exercise price must include payment of any and all applicable tax withholdings, as described in Section 7.3, in cash unless the Company expressly consents in writing and in advance to alternative arrangements for withholdings.

     7.3 Withholding Tax Requirements. Upon the exercise of a Nonqualified Option or the lapse of restrictions on Restricted Stock, the Participant shall, upon notification of the amount due, pay to the Company amounts necessary to satisfy applicable federal, state and local withholding tax requirements or shall otherwise make arrangements satisfactory to the Company for such requirements. Such withholding requirements shall not apply to the exercise of an Incentive Option, or to a disqualifying disposition of Stock that is acquired with an Incentive Option, unless the Committee gives the Participant notice that withholding described in this Section is required.

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     7.4 Issuance and Delivery of Shares. Shares of Stock issued pursuant to the exercise of Options hereunder shall be delivered to Participants by the Company (or its transfer agent) as soon as administratively feasible after a Participant exercises an Option hereunder, or is granted Restricted Stock, and executes any applicable agreement described in Section 9.2 or Section 9.3 that the Company requires.

ARTICLE VIII. ADJUSTMENT UPON CORPORATE CHANGES

     8.1 Adjustments to Shares. The maximum number of shares of Stock with respect to which Awards hereunder may be granted and which are the subject of outstanding Awards shall be adjusted as the Committee determines (in its sole discretion) to be appropriate, in the event that:

(a) the Company or an Affiliate effects one or more Stock dividends, Stock splits, reverse Stock splits, subdivisions, consolidations or other similar events;

(b) the Company or an Affiliate engages in a transaction to which section 424 of the Code applies; or

(c) there occurs any other event that in the judgment of the Committee necessitates such action;

provided, however, that the Committee shall make adjustments to the limit specified in Section 5.2 that are proportionate to the modifications of the Stock that are on account of such corporate changes.

     8.2 Substitution of Awards.

(a) The Committee may grant Awards in substitution for stock awards, stock options, stock appreciation rights or similar awards held by an individual who becomes an employee of the Company in connection with a transaction to which section 424(a) of the Code applies. The terms of such substituted Options shall be determined by the Committee in its sole discretion, subject only to the limitations of Article V.

(b) If any capital reorganization or reclassification of the capital stock of the Company or any consolidation or merger of the Company with another person, or the sale of all or substantially all the Company’s assets to another person, shall be effected such that holders of Stock shall be entitled to receive stock, securities or other property (including, without limitation, cash) with respect to or in exchange for Stock, then each holder of an Option shall thereafter have the right to purchase, upon the exercise of the Option in accordance with the terms and conditions specified in the Agreement governing such Option and in lieu of the shares of Stock immediately theretofore receivable upon the exercise of such Option, such shares of stock, securities or other property (including, without limitation, cash) as would be issuable or payable in such reorganization, reclassification, consolidation, merger or sale with respect to or in exchange for a number of outstanding shares of Stock equal to the number of shares of Stock that would have been immediately theretofore so receivable with respect to such Option had such reorganization, reclassification, consolidation, merger or sale not taken place. Such

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Option exchange will be made whether or not the Company is the survivor of the transaction, or survives only as a subsidiary.

     8.3 No Adjustment upon Certain Transactions. Notwithstanding Sections 8.1 and 8.2 above, the issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services rendered, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, outstanding Awards.

     8.4 Fractional Shares. Only whole shares of Stock may be acquired through an Award. Any adjustments made pursuant to this Article will be made so that only the resulting number of whole shares of Stock represented by an Award will be issued hereunder. Any amounts tendered in the exercise of an Option remaining after the maximum number of whole shares have been purchased will be returned to the Participant in the form of cash.

ARTICLE IX. LEGAL COMPLIANCE CONDITIONS

     9.1 General. No Award shall be exercisable, no Stock or Restricted Stock shall be issued, no certificates for shares of Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all federal or state laws and regulations (including, without limitation, withholding tax requirements), federal and state securities laws and regulations and the rules of all securities exchanges or self-regulatory organizations on which the Company’s shares may be listed. The Company shall have the right to rely on an opinion of its counsel as to such compliance. Any certificate issued to evidence shares of Stock issued pursuant to this Plan may bear such legends and statements as the Committee upon advice of counsel may deem advisable to assure compliance with federal or state laws and regulations. No Award shall be exercisable, no Stock or Restricted Stock shall be issued, no certificate for shares shall be delivered and no payment shall be made under this Plan until the Company has obtained such consent or approval as the Committee may deem advisable from any regulatory bodies having jurisdiction over such matters.

     9.2 Representations by Participants. As a condition to the exercise of an Award, the Company may require a Participant to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares. At the option of the Company, a stop transfer order against any shares of Stock may be placed on the official stock books and records of the Company, and a legend indicating that the Stock may not be pledged, sold or otherwise transferred unless an opinion of counsel was provided (concurred in by counsel for the Company) and stating that such transfer is not in violation of any applicable law or regulation may be stamped on the stock certificate in order to assure exemption from registration. The Committee may also require such other action or agreement by the Participants as may from time to time be necessary to comply with federal or state securities laws. This provision shall not obligate the Company or any Affiliate to undertake registration of options or stock hereunder.

     9.3 Stockholders Agreement. At the time of grant of an Award, exercise of an Option or vesting of Restricted Stock, the Company may require a Participant, as a condition of such

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grant, exercise or vesting, to execute a stockholders agreement containing terms and conditions generally applicable to some or all of the stockholders of the Company.

ARTICLE X. GENERAL PROVISIONS

     10.1 Effect on Employment. Neither the adoption of this Plan, its operation, nor any documents describing or referring to this Plan (or any part thereof) shall confer upon any employee any right to continue in the employ of the Company or an Affiliate or in any way affect any right and power of the Company or an Affiliate to terminate the employment of any employee at any time with or without assigning a reason therefor.

     10.2 Unfunded Plan. The Plan, insofar as it provides for grants, shall be unfunded, and the Company shall not be required to segregate any assets that may at any time be represented by grants under this Plan. Any liability of the Company to any person with respect to any grant under this Plan shall be based solely upon contractual obligations that may be created hereunder. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

     10.3 Rules of Construction. Headings are given to the articles and sections of this Plan solely as a convenience to facilitate reference. The masculine gender when used herein refers to both masculine and feminine. The reference to any statute, regulation or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

     10.4 Governing Law. The internal laws of the State of Tennessee (without regard to the choice of law provisions of Tennessee) shall apply to all matters arising under this Plan, to the extent that federal law does not apply.

     10.5 Compliance with Section 16 of the Exchange Act. In the event that any common class of equity securities of the Company becomes subject to registration under section 12 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of this Plan or action by Committee fails to so comply, it shall be deemed null and void to the extent permitted by law and deemed advisable by the Committee.

     10.6 Amendment. The Board may amend or terminate this Plan at any time; provided, however, an amendment that would have a material adverse effect on the rights of a Participant under an outstanding Award is not valid with respect to such Award without the Participant’s consent, except as necessary for Incentive Options to maintain qualification under the Code; and provided, further, that the stockholders of the Company must approve the following:

(a) 12 months before or after the date of adoption, any amendment that increases the aggregate number of shares of Stock that may be issued under Incentive Options or changes the employees (or class of employees) eligible to receive Incentive Options; and

(b) before the effective date thereof, any amendment that increases the period during which Incentive Options may be granted or exercised.

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     10.7 Duration of Incentive Options. Incentive Option awards shall not be made with respect to the shares of Stock specified in Section 5.2 more than ten years after the earlier of the date that this restated Plan is adopted by the Board or the date that the Plan is approved by stockholders. If the number of shares specified in Section 5.2 is increased by an amendment to this Plan, Incentive Options may be awarded with respect to such increased shares for a period of ten years after the earlier of the date that the amendment to the Plan is adopted by the Board or the date that the amendment is approved by stockholders in a manner that satisfies Treasury Regulation section 1.422-5. Incentive Options granted before such dates shall remain valid in accordance with their terms.

     10.8 Effective Date of Plan. This restated Plan shall be effective on the date it is approved by the stockholders of the Company. All Awards granted under the Psychiatric Plan shall be governed by the terms of this amended and restated Plan; provided, however, that the terms of this Plan shall apply only to the extent that the terms of this Plan would not have a material adverse effect on the rights of a Participant under an Award granted under the Psychiatric Plan, unless the Participant has given consent to the change.

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     IN WITNESS WHEREOF, the undersigned officer has executed this Plan on this the      day of      , 2003.

Psychiatric Solutions, Inc.

By:

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APPENDIX C

Psychiatric Solutions, Inc.

Outside Directors’ Stock Option Plan

Amended and Restated
Effective ___________ ___, 2003

Psychiatric Solutions, Inc.
Outside Directors’ Stock Option Plan

i

ii

Psychiatric Solutions, Inc.
Outside Directors’ Stock Option Plan

PREAMBLE

     WHEREAS, Psychiatric Solutions, Inc. (the “Company”) maintains the PMR Corporation Outside Directors’ Non-Qualified Stock Option Plan of 1992 (the “Plan”) that awards options to purchase the common stock of the Company to its directors who are not employed by the Company or its affiliates;

     WHEREAS, the Company desires to amend and restate the Plan to (i) modify the definition of “Change in Control,” (ii) limit the vesting of options in order to avoid golden parachute excise taxes, (iii) remove all discretion of the Committee for the number of shares of Stock subject to options granted under this Plan and the exercise price of such options, (iv) modify the methods of payment for the exercise of options, and (v) change the name of the Plan to the Psychiatric Solutions, Inc. Outside Directors’ Stock Option Plan; and

     WHEREAS, the Company intends that this Plan and options granted hereunder will conform to the requirements for exemption set forth under Securities and Exchange Commission Rule 16b-3;

     NOW, THEREFORE, the Company hereby amends and restates this Plan, effective as of the date the stockholders of the Company approve this restated Plan.

Article I. Definitions

     1.1 Affiliate. A corporate parent, corporate subsidiary, limited liability company, partnership or other business entity that is wholly-owned, controlled by, or controls the Company.

     1.2 Agreement. A written agreement (including any amendment or supplement thereto) between the Company or Affiliate and a Participant specifying the terms and conditions of an Option granted to such Participant.

     1.3 Board. The board of directors of the Company.

     1.4 Change in Control. The occurrence of any of the following events:

(a) Any merger, acquisition, consolidation, reorganization, liquidation or similar transaction in which the Company is not the survivor of the transaction, survives only as a subsidiary or is otherwise under the control of an acquiring person or entity;

(b) An acquisition (other than directly from the Company) of beneficial ownership, within the meaning of Rule 13d-3 promulgated under the Exchange Act (“Beneficial Ownership”), of voting securities of the Company (the “Voting Securities”) by any person, individual, entity or group, within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (each, a “Person”), immediately following which such

Person has Beneficial Ownership of 50% or more of the combined voting power of the then outstanding Voting Securities;

(c) At any time during a period of two consecutive years or less, individuals who, at the beginning of such period, constitute the members of the Board, and any new directors of the Company whose election to such positions by the Board or whose nomination for election by the stockholders of the Company to such positions was approved by a vote of at least two-thirds of the directors then still in office who either were directors of the Company at the beginning of such period or whose election or nomination for election to such positions was previously so approved, cease for any reason (other than death, disability or voluntary resignation) to constitute a majority of the Board;

(d) the sale or disposition of all or substantially all of the assets of the Company and its subsidiaries; or

(e) the approval by the stockholders of the Company of a dissolution of the Company;

     Provided, however, that in determining whether a Change in Control has occurred, the acquisition of Beneficial Ownership of Voting Securities in a Non-Control Acquisition (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control. A “Non-Control Acquisition” shall mean an acquisition by (i) an employee benefit plan (or a trust forming a part thereof) maintained by (A) the Company or (B) any corporation or other Person of which a majority of the voting power or the equity securities or equity interests is owned directly or indirectly by the Company (a “Control Subsidiary”), or (ii) the Company or any Control Subsidiary

     1.5 Code. The Internal Revenue Code of 1986, as amended.

     1.6 Committee. A committee that is designated by the Board to serve as the administrator of the Plan. The Committee shall be composed of at least two individuals (or such number that satisfies Rule 16b-3 of the Exchange Act) who are members of the Board and are not employees of the Company or an Affiliate, and who are designated by the Board as the “compensation committee” or are otherwise designated to administer the Plan. In the absence of a designation of a Committee by the Board, the Board shall be the Committee.

     1.7 Company. Psychiatric Solutions, Inc. and its successors.

     1.8 Date of Exercise. The date that the Company accepts tender of the exercise price of an Option.

     1.9 Exchange Act. The Securities Exchange Act of 1934, as amended.

     1.10 Fair Market Value. On any given date, Fair Market Value shall be determined by the applicable method described below:

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(a) If the Stock is traded on a trading exchange (e.g., the New York Stock Exchange) or is reported on the Nasdaq National Market System or another Nasdaq automated quotation system or the OTC Bulletin Board System, Fair Market Value shall be determined by reference to the closing price of the Stock on such exchange or system with respect to the date for which Fair Market Value is being determined (unless, where appropriate, the Committee determines in good faith the Fair Market Value of the Stock to be otherwise).

(b) If the Stock is not traded on a recognized exchange or automated trading system, Fair Market Value shall be the value determined in good faith by the Committee.

     1.11 Grant Date. The date on which an Option is awarded under this Plan.

     1.12 Option. The right that is granted hereunder to a Participant to purchase from the Company a stated number of shares of Stock at the price set forth in an Agreement.

     1.13 Option Period. The period during which an Option may be exercised.

     1.14 Participant. A member of the Board who is not employed by the Company or an Affiliate on a Grant Date.

     1.15 Plan. The Psychiatric Solutions, Inc. Outside Directors’ Stock Option Plan, which was previously named the PMR Corporation Outside Directors’ Non-Qualified Stock Option Plan of 1992.

     1.16 Stock. The common stock of the Company or any successor security.

Article II. Purpose of Plan

     The purpose of the Plan is to provide an incentive to enable the Company to attract and retain the services of experienced and highly-qualified individuals as directors of the Company, and to encourage stock ownership by such directors so that their interests are aligned with the interests of the Company, its Affiliates and its stockholders. It is intended that Participants may acquire or increase their proprietary interests in the Company and be encouraged to remain in the directorship of the Company. The proceeds received by the Company from the sale of Stock pursuant to this Plan may be used for general corporate purposes.

Article III. Administration

     3.1 Administration of Plan. The Plan shall be administered by the Committee. The express grant in the Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee. Any decision made or action taken by the Committee to administer the Plan shall be final and conclusive. No member of the Committee shall be liable for any act done in good faith with respect to this Plan or any Agreement or Option. The Company shall bear all expenses of Plan administration. In addition to all other

3

authority vested with the Committee under the Plan, the Committee shall have complete authority to:

(a) Interpret all provisions of this Plan;

(b) Prescribe the form of any Agreement and notice and manner for executing or giving the same;

(c) Make amendments to all Agreements;

(d) Adopt, amend and rescind rules for Plan administration; and

(e) Make all determinations it deems advisable for the administration of this Plan.

     3.2 Regulatory Compliance. Notwithstanding anything in the Plan to the contrary, the Committee, in its absolute discretion, may restrict, limit or condition the use of any provision of the Plan in order to ensure compliance with section 16(b) of the Exchange Act and with all other rules and regulations referenced in Article IX.

Article IV. Option Grants

     4.1 Participation. Options are automatically granted to Participants without further action of the Company as described in and subject to the terms of this Section 4.1:

(a) Number and Grant Date. Each Participant shall be granted an Option to purchase 4,000 shares of Stock on the date of each annual meeting of the stockholders of the Company occurring after the effective date of this Plan. For a grant to be effective, however, the Participant must be elected to the Board on such stockholder meeting date or must otherwise continue to be a member of the Board immediately thereafter. If, on any Grant Date during the term of the Plan, there are not sufficient shares of Stock that remain available pursuant to Section 5.2 to provide this automatic grant on such date, then the number of shares that can be purchased under the Option that is granted on that date shall be determined by dividing the number of shares of Stock which remain available pursuant to Section 5.2 by the number of Participants who are eligible to receive an Option on such Grant Date, with fractional shares rounded down to the nearest number of whole shares. All references to numbers of shares in this Section are subject to adjustment in accordance with Article VIII.

(b) Exercise Price. The per-share exercise price for Stock covered by an Option shall be the Fair Market Value of Stock on the trading day immediately preceding the Grant Date of such Option.

(c) Exercise Period. Each Option shall vest and become exercisable with respect to twenty-five percent (25%) of the number of shares of Stock subject to the Option upon the Grant Date; and on each of the first, second and third anniversaries of

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the Grant Date, the Option shall vest and become exercisable to the extent of an additional twenty-five percent (25%) of the number of shares subject to the Option.

(d) Option Period. The period within which each Option may be exercised shall be the five year period that begins with the Grant Date of such Option (the “Option Period”). However, Options will expire sooner under the circumstances described in Section 4.1(e).

(e) Termination of Service, Death, Etc.

(i) If the directorship of a Participant is voluntarily or involuntarily terminated within the Option Period for any reason other than death or disability, the Option shall thereon terminate, except that the Option may be exercised by the Participant, to the extent otherwise exercisable on the date of termination, for a period of three months from the date of termination or until the expiration of the stated term of the Option, whichever period is shorter. Thereafter, the Option shall terminate and cease to be exercisable.

(ii) If the directorship of a Participant is terminated with the Option Period by reason of disability (as defined in section 22(e)(3) of the Code), the Participant shall have the right to exercise the Option with respect to all shares available for purchase thereunder, including the portion of the Option that has not yet become exercisable on the date of such termination, for the remainder of the regular Option Period. Thereafter, the Option shall terminate and cease to be exercisable.

(iii) If the Participant dies, the Option shall be exercisable by the Participant’s legal representatives, heirs, legatees, or distributees with respect to all shares available for purchase thereunder, including that portion of the Option that has not yet become exercisable on the date of the Participant’s death, for the remainder of the regular Option Period. Thereafter, the Option shall terminate and cease to be exercisable.

     4.2 Grant of Options. An Option shall be deemed to be granted to a Participant on each Grant Date. Accordingly, an Option may be deemed to be granted prior to the time that an Agreement is executed by the Participant and the Company.

Article V. Stock Subject to Plan

     5.1 Source of Shares. Upon the exercise of an Option, the Company shall transfer to the Participant authorized but previously unissued Stock or, if determined by the Board, shares of Stock that are held in treasury.

     5.2 Maximum Number of Shares. The maximum aggregate number of shares of Stock that may be issued pursuant to this Plan pursuant to the exercise of Options is 341,667 shares, subject to increases and adjustments as provided in Article VIII.

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     5.3 Forfeitures. If any Option granted hereunder is forfeited, expires or terminates for any reason, in part or whole, the shares of Stock subject thereto which are not issued pursuant to that Option shall again be available for issuance of an Option under this Plan.

Article VI. Option Holder Rights

     6.1 Transferability. Any Option granted under this Plan shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the Participant only by the Participant; provided, however, that an Option may be transferable to the extent provided in an Agreement. No right or interest of a Participant in any Option shall be liable for, or subject to, any lien, obligation or liability of such Participant.

     6.2 Stockholder Rights. No Participant shall have any rights as a stockholder with respect to shares subject to Options prior to the Date of Exercise of such Option.

     6.3 Interruption of Service. The Committee shall determine the extent to which a leave of absence for military or government service, illness, temporary disability, or other reasons shall be treated as a termination or interruption of service as a member of the Board for purposes of determining questions of forfeiture and exercise of an Option after termination.

Article VII. Method of Exercise

     7.1 Exercise. An Option granted hereunder shall be deemed to have been exercised on the Date of Exercise.

     7.2 Payment. Except as otherwise provided by the Agreement, payment of the exercise price under an Option shall be made in cash, or, to the extent approved in writing in advance by the Committee, through one of the following methods:

(a) A transaction involving the pledge of shares and a loan through a broker described in Federal Reserve Regulation T and in accordance with the rules and regulations of the Securities and Exchange Commission, as amended from time to time;

(b) Actual or constructive delivery of Stock that was acquired at least six months prior to the exercise of the Option;

(c) Other consideration acceptable to the Committee; or

(d) A combination of the above methods of payment and/or cash.

     Payment of the exercise price must include payment of any and all applicable tax withholdings, as described in Section 7.3, in cash unless the Company expressly consents in writing and in advance to alternative arrangements for withholdings.

     7.3 Withholding Tax Requirements. Upon exercise of an Option, the Participant shall, upon notification of the amount due and prior to or concurrently with the delivery of the

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certificates representing the shares, pay to the Company amounts necessary to satisfy applicable federal, state and local withholding tax requirements or shall otherwise make arrangements satisfactory to the Company for such requirements, but only to the extent that the Company is required by law to withhold such amounts or that the Participant voluntarily elects for such withholding.

     7.4 Issuance and Delivery of Shares. Shares of Stock issued pursuant to the exercise of Options hereunder shall be delivered to Participants by the Company (or its transfer agent) as soon as administratively feasible after a Participant exercises an Option hereunder and executes any applicable stockholder agreement or agreement described in Sections 9.2 and 9.3 that the Company requires at the time of exercise.

Article VIII. Adjustment upon Corporate Changes

     8.1 Adjustments to Shares. The maximum number of shares of Stock with respect to which Options hereunder may be granted and which are the subject of outstanding Options shall be adjusted as the Committee determines (in its sole discretion) to be appropriate, in the event that:

(a) the Company or an Affiliate effects one or more Stock dividends, Stock splits, reverse Stock splits, subdivisions, consolidations or other similar events;

(b) the Company or an Affiliate engages in a transaction to which section 424 of the Code applies; or

(c) there occurs any other event that in the judgment of the Committee necessitates such action;

provided, however, that the Committee shall make adjustments to the limit specified in Section 5.2 that are proportionate to the modifications of the Stock that are on account of such corporate changes.

     8.2 Substitution of Options.

(a) The Committee may grant Options in substitution for stock awards, stock options, stock appreciation rights or similar awards held by an individual who becomes a director of the Company in connection with a transaction to which section 424(a) of the Code applies. The terms of such substituted Options shall be determined by the Committee in its sole discretion, subject only to the limitations of Article V.

(b) If any capital reorganization or reclassification of the capital stock of the Company or any consolidation or merger of the Company with another person, or the sale of all or substantially all the Company’s assets to another person, shall be effected such that holders of Stock shall be entitled to receive stock, securities or other property (including, without limitation, cash) with respect to or in exchange for Stock, then each holder of an Option shall thereafter have the right to purchase, upon the exercise of the Option in accordance with the terms and conditions specified in the Agreement governing

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such Option and in lieu of the shares of Stock immediately theretofore receivable upon the exercise of such Option, such shares of stock, securities or other property (including, without limitation, cash) as would be issuable or payable in such reorganization, reclassification, consolidation, merger or sale with respect to or in exchange for a number of outstanding shares of Stock equal to the number of shares of Stock that would have been immediately theretofore so receivable with respect to such Option had such reorganization, reclassification, consolidation, merger or sale not taken place. Such Option exchange will be made whether or not the Company is the survivor of the transaction, or survives only as a subsidiary.

     8.3 No Adjustment upon Certain Transactions. Notwithstanding Sections 8.1 and 8.2 above, the issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services rendered, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, outstanding Options.

     8.4 Vesting of Options following a Change in Control.

(a) The provisions of this Section shall apply to the extent that an Agreement does not otherwise expressly address the matters contained herein. If the Company experiences an event which results in a Change in Control, then, whether or not the vesting requirements set forth in any Agreement have been satisfied, all Options that are outstanding at the time of the Change in Control shall become fully vested and exercisable immediately prior to the Change in Control event.

(b) Notwithstanding the foregoing, a portion of the acceleration of vesting described in this Section shall not occur with respect to an Option to the extent such acceleration of vesting would cause the Participant or holder of such Option to realize less income, net of taxes, after deducting the amount of excise taxes that would be imposed pursuant to section 4999 of the Code, than if accelerated vesting of that portion of the Option did not occur. This limitation shall not apply to the extent that the stockholders of the Company or the acquirer approve the acceleration of vesting hereunder in a manner that satisfies section 280G(b)(5)(B) of the Code.

(c) Notwithstanding anything to the contrary contained herein, a change in ownership that occurs as a result of a public offering of the Company’s equity securities that is approved by the Board shall not alone constitute a Change in Control.

     8.5 Fractional Shares. Only whole shares of Stock may be acquired through the exercise of an Option. Any adjustments made pursuant to this Article will be made so that only the resulting number of whole shares of Stock represented by an Option will be issued hereunder. Any amounts tendered in the exercise of an Option remaining after the maximum number of whole shares have been purchased will be returned to the Participant in the form of cash.

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Article IX. Compliance with Law and Regulatory Approval

     9.1 General. No Option shall be exercisable, no Stock shall be issued, no certificates for shares of Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all federal or state laws and regulations (including, without limitation, withholding tax requirements), federal and state securities laws and regulations and the rules of all securities exchanges or self-regulatory organizations on which the Company’s shares may be listed. The Company shall have the right to rely on an opinion of its counsel as to such compliance. Any certificate issued to evidence shares of Stock for which an Option is exercised may bear such legends and statements as the Committee upon advice of counsel may deem advisable to assure compliance with federal or state laws and regulations.

     9.2 Representations by Participants. As a condition to the exercise of an Option, the Company may require a Participant to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares, if, in the opinion of counsel for the Company, such representation is required by any relevant provision of the laws referred to in Section 9.1. At the option of the Company, a stop transfer order against any shares of stock may be placed on the official stock books and records of the Company, and a legend indicating that the stock may not be pledged, sold or otherwise transferred unless an opinion of counsel was provided (concurred in by counsel for the Company) and stating that such transfer is not in violation of any applicable law or regulation may be stamped on the stock certificate in order to assure exemption from registration. The Committee may also require such other action or agreement by the Participants as may from time to time be necessary to comply with federal or state securities laws. This provision shall not obligate the Company or any Affiliate to undertake registration of options or stock hereunder.

     9.3 Stockholders Agreement. At the time of grant or exercise of an Option, the Company may require a Participant, as a condition of such grant, exercise or vesting, to execute a stockholders agreement containing terms and conditions generally applicable to some or all of the stockholders of the Company.

Article X. General Provisions

     10.1 Unfunded Plan. The Plan, insofar as it provides for grants, shall be unfunded, and the Company shall not be required to segregate any assets that may at any time be represented by grants under this Plan. Any liability of the Company to any person with respect to any grant under this Plan shall be based solely upon contractual obligations that may be created hereunder. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

     10.2 Rules of Construction. Headings are given to the articles and sections of this Plan solely as a convenience to facilitate reference. The masculine gender when used herein refers to both masculine and feminine. The reference to any statute, regulation or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

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     10.3 Governing Law. The internal laws of the State of Tennessee (without regard to the choice of law provisions of Tennessee) shall apply to all matters arising under this Plan, to the extent that federal law does not apply.

     10.4 Compliance with Section 16 of the Exchange Act. Transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 (or successor provisions) under the Exchange Act. To the extent any provision of this Plan or action by Committee fails to so comply, it shall be deemed null and void to the extent permitted by law and deemed advisable by the Committee.

     10.5 Amendment. The Board may amend or terminate this Plan at any time; provided, however, an amendment that would have a material adverse effect on the rights of a Participant under an outstanding Option is not valid with respect to such Option without the Participant’s consent; and provided, further, that the stockholders of the Company must approve, in a general meeting, any amendment that changes the number of shares in the aggregate which may be issued pursuant to Options granted under the Plan. Such amendment must be approved coincident with or prior to the date Options are granted with respect to such shares.

     10.6 Effective Date of Restated Plan. The Plan is hereby amended and restated effective as of the date it is approved by the stockholders of the Company. All Options granted hereunder shall be governed by the terms of this amended and restated Plan; provided, however, that the terms of the Plan prior to this amendment shall apply to the extent that the terms of this restated Plan would have a material adverse effect on the rights of a Participant under an outstanding Options, unless the Participant has given consent to the change.

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     IN WITNESS WHEREOF, the undersigned officer has executed this Plan on this the      day of March, 2003, but to be effective as of the date specified in Section 10.6.

Psychiatric Solutions, Inc.

By:

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COMMON STOCK PROXY

PSYCHIATRIC SOLUTIONS, INC.

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

May 6, 2003

    The undersigned hereby appoints Joey A. Jacobs and Jack E. Polson, or either of them, with full power of substitution and resubstitution, as proxies to vote all shares of common stock of Psychiatric Solutions, Inc. (the “Company”) that the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Waller Lansden Dortch & Davis, PLLC Conference Center, 511 Union Street, Suite 2700, Nashville, Tennessee 37219, on Tuesday, May 6, 2003, at 10:00 a.m. (Central Daylight Time), and at any adjournment thereof, on the following matters as indicated below and such other business as may properly come before the Annual Meeting:

1. Election of Class I Directors.

Nominees: Christopher Grant, Jr. and Ann H. Lamont

☐ FOR ALL NOMINEES                    ☐ WITHHOLD FROM ALL NOMINEES

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, write the nominee’s name on the space provided above.)

2. Approval of the Amended and Restated Psychiatric Solutions, Inc. Equity Incentive Plan.

☐ FOR                    ☐ AGAINST                    ☐ ABSTAIN

3.	Approval of the Amended and Restated Psychiatric Solutions, Inc. Outside Directors’ Non-Qualified Stock Option Plan.

☐ FOR                    ☐ AGAINST                    ☐ ABSTAIN

    In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

(This Proxy must be dated and signed on the Reverse Side)

    This proxy is being solicited by the Company’s Board of Directors and, when properly executed, will be voted as specified. If not otherwise specified, the above named proxies will vote (a) FOR the election of all nominees as Class I directors of the Company, (b) FOR approval of the Amended and Restated Psychiatric Solutions, Inc. Equity Incentive Plan and (c) FOR approval of the Amended and Restated Psychiatric Solutions, Inc. Outside Directors’ Non-Qualified Stock Option Plan.

Date:

Signature
Date:

Signature

IMPORTANT: Please sign exactly as your name or names appear on this proxy and mail promptly in the enclosed envelope. If you sign as agent or in any other capacity, please state the capacity in which you sign. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Please mark, sign, date and return the Proxy Card in the enclosed envelope.